                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Supervalu Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

LOGO

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, JUNE 26, 1997

  The Annual Meeting of Stockholders of SUPERVALU INC. will be held on Thursday, June 26, 1997, at 10:30 a.m., local time, at The Minneapolis Convention Center, 1301 Second Avenue South, Minneapolis, Minnesota 55403 for the following purposes:

  . to elect three directors;

  . to approve the selection of Deloitte & Touche LLP as independent auditors;

  . to vote on an amendment to the SUPERVALU INC. 1993 Stock Plan;

  . to vote on an amendment to the SUPERVALU INC. 1983 Employee Stock Option
    Plan;

  . to vote on an amendment to the SUPERVALU INC. Long-Term Incentive Plan;

  . to consider a stockholder proposal;

  and to transact such other business as may properly come before the meeting.

RECORD DATE

  The Board of Directors has fixed the close of business on May 7, 1997, as the record date for the purpose of determining stockholders who are entitled to notice and vote at the meeting. Common and preferred stockholders are entitled to one vote for each share held of record at that time.

  IMPORTANT: We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy or follow the instructions on your proxy card to vote and to confirm your attendance by telephone. Parking is available for stockholders in the Plaza municipal parking ramp and the Orchestra Hall ramp located across the street from The Minneapolis Convention Center. A map showing the location of The Minneapolis Convention Center and designated parking areas is included on your proxy card. If you need special assistance because of a disability, please contact me at P.O. Box 990, Minneapolis, Minnesota 55440.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          TERESA H. JOHNSON
                                          Secretary

May 23, 1997

PROXY STATEMENT--VOTING PROCEDURES
-------------------------------------------------------------------------------

YOUR VOTE IS VERY IMPORTANT

 . VOTING BY MAIL. Whether or not you expect to attend the meeting, please sign, date, and mail your proxy promptly in the enclosed postage paid envelope.

 . VOTING BY TELEPHONE. If you wish to vote by telephone, please follow the instructions on the enclosed proxy card; if you vote by telephone you do not need to return the proxy card.

 . NOTE: If you wish to abstain from voting, or choose to vote some proposals in favor and others against the Board of Directors' recommendation, you must do so by signing the proxy card and returning it in the postage paid envelope provided.

It is important that all stockholders vote. If you sign, date and mail your proxy without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

 . NUMBER OF SHARES OUTSTANDING. SUPERVALU has two classes of capital stock outstanding. The holders of Common Stock and Preferred Stock are entitled to one vote for each share held, voting together as one class. 66,961,199 shares of Common Stock and 5,876 shares of Preferred Stock are eligible to vote at the meeting.

 . VOTE REQUIRED. The following is an explanation of the vote required for each of the items to be voted on.

ELECTION OF DIRECTORS (ITEM 1)

The three nominees receiving the highest number of votes will be elected. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the proxy card.

ALL OTHER ITEMS (ITEMS 2-6)

The affirmative vote of a majority of shares present in person or by proxy is required for approval of Items 2 through 6. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote of the shares against the item. Shares represented by a proxy as to which there is a "broker non-vote" (i.e. where a broker does not have discretionary authority to vote the shares) will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote.

REVOKING YOUR PROXY

You may revoke your proxy at any time before it is voted by sending a written statement to the Secretary, or by submitting another proxy with a later date. You may also revoke your proxy by appearing and voting at the meeting.

VOTING BY PARTICIPANTS IN THE EMPLOYEE STOCK OWNERSHIP PLAN, THE EMPLOYEE STOCK PURCHASE PLAN AND THE SUPERVALU PRE-TAX SAVINGS AND PROFIT SHARING (401(K)) PLAN

If you own SUPERVALU shares as a participant in one of the above plans, you will receive a single proxy card that covers both the shares credited to your plan account(s) and shares you own that are registered in the same name. If any of your plan accounts are not in the same name as your shares of record, you will receive separate proxy cards for your record and plan holdings. Proxies submitted by plan participants will serve as voting instructions to the trustee(s) for these plans whether provided by mail or by telephone.

OTHER BUSINESS

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment. This Proxy Statement will be first mailed to Stockholders on or about May 23, 1997.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
-------------------------------------------------------------------------------

The Board of Directors held six regular meetings during the last fiscal year. Each director attended more than 75% of the meetings of the Board and its committees on which the director served. The Executive Committee of the Board does not have scheduled meetings and did not meet during the year. The Board maintains four other committees: Audit, Finance, Executive Personnel and Compensation, and Director Affairs. Membership on the Audit and Executive Personnel and Compensation Committees is limited to non-employee directors.

AUDIT COMMITTEE

The following directors serve on the Audit Committee: Garnett L. Keith, Jr. (Chairman), Stephen I. D'Agostino, Vernon H. Heath, Richard L. Knowlton, Charles M. Lillis, and Harriet Perlmutter. The Audit Committee met twice in the last fiscal year.

The primary responsibilities of the Audit Committee are to:

 . Assess and recommend to the full Board of Directors and the stockholders the selection of independent auditors;

 . Review and evaluate the scope of the annual audit and the activities and reports of the independent auditors;

 . Review the objectives, scope, and results of internal audit examinations and the status of management actions for implementing the recommendations; and

 . Review compliance with the Company's Code of Conduct.

FINANCE COMMITTEE

The following directors serve on the Finance Committee: Herman Cain (Chairman), Stephen I. D'Agostino, Edwin C. Gage, Garnett L. Keith, Jr., Charles M. Lillis, Carole F. St. Mark, and Michael W. Wright. The Finance Committee met twice in the last fiscal year.

The primary responsibilities of the Finance Committee are to review the financial structure, policies, and future financial plans of the Company and to make recommendations concerning them to the Board. In carrying out these responsibilities, the Finance Committee periodically reviews:

 . The annual operating and capital budgets of the Company as proposed by management, and performance by the Company as compared to the approved budgets;

 . Dividend policy and rates;

 . Investment performance of the Company's employee benefit plans;

 . Company financing arrangements;

 . The Company's capital structure, including key financial ratios such as debt to equity ratios and coverage of fixed charges; and

 . Proposals for changes in the capitalization of the Company, including purchases of treasury stock.

DIRECTOR AFFAIRS COMMITTEE

The following directors serve on the Director Affairs Committee: William A. Hodder (Chairman), Lawrence A. Del Santo, Vernon H. Heath, Harriet Perlmutter, Winston R. Wallin, and Michael W. Wright. The Director Affairs Committee met twice in the last fiscal year.

The mission of the Director Affairs Committee is to recommend a framework to assist the Board in fulfilling its corporate governance responsibilities. In carrying out its mission, the Director Affairs Committee establishes and regularly reviews the Board of Directors' policies and procedures which provide:

 . Criteria for the size and composition of the Board;

 . Procedures for the conduct of Board meetings including executive sessions of the Board;

 . Policies on director retirement and resignation;

 . Criteria regarding personal qualifications needed for Board membership; and

 . Appropriate compensation for directors.

In addition, the Director Affairs Committee has responsibility to:

 . Consider and recommend nominations for Board membership and the composition of Board Committees;

 . Evaluate Board practices at SUPERVALU and other well-managed companies and recommend appropriate changes to the Board; and

 . Consider governance issues raised by stockholders and recommend appropriate responses to the Board.

EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE

The following directors serve on the Executive Personnel and Compensation
Committee: Edwin C. Gage (Chairman), Lawrence A. Del Santo, Herman Cain, William A. Hodder, Richard L. Knowlton, Carole F. St. Mark, and Winston R. Wallin. This Committee met four times in the last fiscal year and took action by unanimous consent on two occasions.

The primary functions of the Executive Personnel and Compensation Committee are to:

 . Determine the process to evaluate the performance of the Chief Executive
   Officer;

 . Review and recommend to the Board the compensation of the Chief Executive
   Officer;

 . Review and recommend to the Board major changes in executive compensation programs, executive stock options, and retirement plans for officers;

 . Consider and make recommendations to the Board concerning the annual election of corporate officers and the Company's succession plan;

 . Approve annual salaries and bonuses of corporate officers and other executives at specified levels;

 . Review and approve participants and performance targets under annual and long-term incentive compensation plans; and

 . Approve stock option grants and awards under the Company's stock option plans, bonus and other incentive plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-------------------------------------------------------------------------------

The following table sets forth information with respect to the only persons or groups known to the Company as of April 1, 1997, to be the beneficial owner of more than 5% of its Common Stock.

      NAME AND ADDRESS OF               AMOUNT AND NATURE OF                 PERCENT
       BENEFICIAL HOLDER                BENEFICIAL OWNERSHIP                 OF CLASS
      -------------------               --------------------                 --------
Sanford C. Bernstein & Co.,                  6,220,008                         9.3%
 Inc.
 One State Street Plaza
 New York New York 10004 (1)
INVESCO PLC                                  4,836,200                         7.2%
 11 Devonshire Square
 London, EC2M 4YR
 England (2)

--------

(1) Based on information in a Schedule 13G Report dated December 31, 1996, delivered to the Company and indicating that Sanford C. Bernstein & Co., Inc. is beneficial owner of 6,220,008 shares, possesses sole voting power with respect to 3,581,663 shares, and shared voting power with respect to 699,913 shares as of December 31, 1996.

(2) Based on information in a Schedule 13G Report dated February 10, 1997, delivered to the Company and indicating that INVESCO PLC and certain of its subsidiaries are the beneficial owners of 4,836,200 shares of Common Stock and possess shared voting and dispositive power with respect to such shares as of February 10, 1997.

SECURITY OWNERSHIP OF MANAGEMENT
-------------------------------------------------------------------------------

The following table sets forth information, as of April 1, 1997, concerning beneficial ownership of SUPERVALU Common Stock by each director and nominee, by each of the executive officers and former executive officers named in the Summary Compensation Table on page 9, and by all directors and executive officers as a group. The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power, and shares over which a person has sole or shared dispositive power, whether or not a person has any economic interest in the shares.

                      AMOUNT AND NATURE OF
      NAME OF              BENEFICIAL      OPTIONS EXERCISABLE
  BENEFICIAL OWNER        OWNERSHIP(2)      WITHIN 60 DAYS(3)  PERCENT OF CLASS
  ----------------    -------------------- ------------------- ----------------
Herman Cain                   1,488                 8,100              *
Stephen I.
 D'Agostino                   2,516                 8,100              *
Lawrence A. Del
 Santo                          608                 3,000              *
Edwin C. Gage                16,188                 8,100              *
Vernon H. Heath               2,488                 8,100              *
William A. Hodder             3,290                 6,900              *
Garnett L. Keith,
 Jr.                          2,784                 8,100              *
Richard L. Knowlton           2,458                 5,100
Charles M. Lillis             2,716                 4,200              *
Harriet Perlmutter            7,499                 8,100              *
Carole F. St. Mark            2,188                 6,900              *
Winston R. Wallin             1,488                 8,100              *
Michael W. Wright
 (1)                        113,914               265,435              *
Laurence L. Anderson         52,512               149,680              *
Jeffrey Noddle               25,675               120,040              *
Jeffrey C. Girard            11,011               104,750              *
David L. Boehnen              9,899                67,300              *
Phillip A. Dabill            17,033                94,632              *
All directors and
 executive officers
 as a group
 (28 persons)               373,686             1,266,837             (3)

--------

 * Less than 1%.
(1) Includes 5,900 shares held by or for a child of Mr. Wright, as to which shares he disclaims beneficial ownership; and 4,000 shares held in a retirement trust for Mr. Wright.

(2) The persons listed have sole voting and investment power with respect to the shares listed except as follows. The following persons have shared voting and investment power: Mr. Gage: 4,000 shares; Ms. Perlmutter: 1,500 shares; Mr. Wright: 21,776 shares; and Mr. Anderson: 15,255 shares. The following non-employee directors have sole voting power, but no investment power, over shares held in the Non-Employee Directors Deferred Stock Plan Trust as follows: Herman Cain: 488 shares; Stephen I. D'Agostino: 1,716 shares; Lawrence A. Del Santo: 608 shares; Edwin C. Gage: 488 shares; Vernon H. Heath: 488 shares; William A. Hodder: 1,890 shares; Garnett L. Keith, Jr.: 784 shares; Richard L. Knowlton: 1,458 shares; Charles M.
    Lillis: 1,716 shares; Harriet Perlmutter: 799 shares; Carole F. St. Mark:
    488 shares; and Winston R. Wallin: 488 shares.

(3) All directors and executive officers as a group (28 persons) beneficially owned 1,640,523 shares of the outstanding Common Stock constituting approximately 2.5% of the outstanding Common Stock of the Company as of April 1, 1997. Options exercisable within 60 days are deemed beneficially owned.

ELECTION OF DIRECTORS (ITEM 1)
-------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE ANNUAL MEETING IN
                                     2000

The Board is divided into three classes with the number of directors to be divided as equally as possible among the three classes. Directors are elected for staggered terms of three years. If a vacancy occurs during the year, the vacant directorship may be filled by the vote of the remaining directors until the next Annual Meeting, at which time the stockholders elect a director to fill the balance of the unexpired term or the term established by the Board. Lawrence A. Del Santo, William A. Hodder and Harriet Perlmutter are nominated for three-year terms expiring in 2000. Winston R. Wallin and Vernon H. Heath are retiring from the Board and are therefore not seeking reelection. SUPERVALU wishes to thank them for their valuable contributions to the Board. Following the Annual Meeting, there will be 11 members of the Board.

The Board of Directors is informed that each of the three nominees is willing to serve as a director; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for another person as the holders of the proxies decide.

The following sets forth information, as of April 1, 1997, concerning the three nominees for election as directors of the Company and as to the eight directors of the Company whose terms of office will continue after the Annual Meeting.

LAWRENCE A. DEL SANTO, age 63
 . Chairman and a Director of The Vons Companies, Inc. (a retail grocery company) from 1995 to April, 1997
 . Chief Executive Officer of The Vons Companies from 1994 to April, 1997
 . Senior Executive Vice President and Chief Operating Officer--Food for
   American Stores Company from 1993 to April, 1994
 . Chairman and Chief Executive Officer of Lucky Stores, Inc., a subsidiary of
   American Stores Company from 1989 to 1993
 . Appointed a Director of SUPERVALU in August, 1996

WILLIAM A. HODDER, age 65
 . Chief Executive Officer of Donaldson Company, Inc. from 1982 to 1996
 . Elected a Director of SUPERVALU in 1990
 . Also a Director of Norwest Corporation, The Tennant Company, ReliaStar
   Financial Corp., The Musicland Group, Inc. and Cowles Media Company

HARRIET PERLMUTTER, age 65
 . Trustee of the Papermill Playhouse (The State Theatre of New Jersey) . Elected a Director of SUPERVALU in 1978

          DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 1999

EDWIN C. GAGE, age 56
 . Chairman and Chief Executive Officer of GAGE Marketing Group, L.L.C. (an
   integrated marketing services company) since 1991
 . President and Chief Executive Officer of Carlson Companies, Inc. (a diversified services company principally engaged in hotel, restaurant, travel services and incentives businesses) from 1989 to 1991
 . President and Chief Operating Officer of Carlson Companies, Inc. from 1984 to 1989
 . Elected a Director of SUPERVALU in 1986
 . Also a Director of Fingerhut Companies, Inc.

GARNETT L. KEITH, JR., age 61
 . Chairman and Chief Executive Officer of SeaBridge Investment Advisors, LLC
   (a registered investment company) since 1996
 . Vice Chairman of The Prudential Insurance Company of America (an insurance company) from 1984 to 1996
 . Elected a Director of SUPERVALU in 1984
 . Also a Director of Pan-Holding Societe Anonyme

RICHARD L. KNOWLTON, age 64
 . Chairman of the Hormel Foundation (a charitable foundation controlling
   41.7% of Hormel Foods Corporation) since 1995
 . Chairman and a Director of Hormel Foods Corporation (a food manufacturing company) from 1981 to 1995
 . President of Hormel Foods Corporation from 1979 to 1992
 . Chief Executive Officer of Hormel Foods Corporation from 1981 to 1993
 . Elected a Director of SUPERVALU in 1994
 . Also a Director of ReliaStar Financial Corp. and First Bank System, Inc., and a member of the Board of Trustees, Mayo Foundation

CAROLE F. ST. MARK, age 54
 . President and Chief Executive Officer of Pitney Bowes Business Services, a unit of Pitney Bowes, Inc. (a company engaged in the production and supply of business and business-related products and services) since 1994
 . President of Pitney Bowes Logistics Systems and Business Services from 1990 to 1994
 . President of Pitney Bowes Business Supplies and Services Division from 1988 to 1990
 . Vice President, Corporate Planning & Development of Pitney Bowes, Inc. from
   1985 to 1988
 . Elected a Director of SUPERVALU in 1989
 . Also a Director of Grand Metropolitan, PLC

          DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 1998

HERMAN CAIN, age 51
 . Chief Executive Officer and President of the National Restaurant
   Association (a membership association of restaurant companies) since December 1996
 . Chairman of the Board of Godfather's Pizza, Inc. (a company engaged in the operation and franchising of pizza restaurants) since 1986
 . Chief Executive Officer of Godfather's Pizza, Inc. from 1986 to December
   1996
 . Elected a Director of SUPERVALU in 1991
 . Also a Director of Whirlpool Corporation, Utilicorp United, Inc., and
   Nabisco Holdings, Inc.

STEPHEN I. D'AGOSTINO, age 63
 . President and Chief Executive Officer of D'Agostino Enterprises (an
   investment management company) since 1994
 . Chairman of D'Agostino Investments (an investment management company) from
   1992 to 1994
 . Chairman of Lord Capital Corporation (an investment management company)
   from 1988 to 1992
 . Elected a Director of SUPERVALU in 1983
 . Also a Director of Catalina Marketing Corp.

CHARLES M. LILLIS, age 55
 . Executive Vice President of US WEST, Inc. (a diversified multimedia communication company) since 1987
 . President and Chief Executive Officer of US WEST Media Group, a division of
   US WEST, Inc. since April 1995
 . Elected a Director of SUPERVALU in 1995
 . Also a Director of Commercial Federal Bank Corp. and Ascent Entertainment
   Group Inc.

MICHAEL W. WRIGHT, age 58
 . Chairman of the Board, President and Chief Executive Officer of the Company
   since 1982
 . Elected a Director of SUPERVALU in 1977
 . Also a Director of Honeywell Inc., The Musicland Group, Inc., ShopKo
   Stores, Inc., and Norwest Corporation

COMPENSATION OF DIRECTORS
-------------------------------------------------------------------------------

Non-Employee directors receive the following compensation for their Board service:

 . Cash retainer of $20,000 per year;
 . Deferred retainer of $15,000 per year payable in SUPERVALU Common Stock under the Non-Employee Directors Deferred Stock Plan;
 . $1,300 for each Board meeting attended;
 . $1,000 for each Committee meeting attended; and . An option to purchase 3,000 shares of Common Stock when the director joins the Board and at the time of the Company's annual meeting in each even numbered year. The option is granted at current fair market value and is fully exercisable on grant.

Committee chairpersons receive an additional annual retainer in the following amounts:

 . Audit, Finance, and Director Affairs Committees: $2,500; and
 . Executive Personnel and Compensation Committee: $4,000.

Effective June 27, 1996, the Company's retirement/deferral program for directors was discontinued and benefits previously earned by directors were frozen. A director first elected to SUPERVALU's Board prior to June 27, 1996 will receive at termination an annual payment of $20,000 per year for the number of years of the director's Board service prior to June 27, 1996, but not more than ten years. Directors first elected to the Board after June 27, 1996 do not participate in the retirement/deferral program.

Directors may elect to defer payment of their directors' fees under one or more of the following arrangements:

 . DIRECTORS DEFERRED COMPENSATION PLAN AND EXECUTIVE DEFERRED COMPENSATION
   PLANS. Fees and quarterly interest are credited to an account for the director, until payment is made from the plan following retirement from the Board.

 . NON-EMPLOYEE DIRECTORS DEFERRED STOCK PLAN. Fees are credited to a deferred stock account for each director. To encourage increased stock ownership, a director who chooses to defer payment of cash fees into this plan will receive deferred stock equal to 110% of the fee otherwise payable. The Company contributes the deferred cash fee to an irrevocable trust and the trust purchases shares of SUPERVALU Common Stock. The trust assets remain subject to the claims of the Company's creditors. Each director is entitled to direct the trustee to vote all shares allocated to the director's account in the trust. The Common Stock will be distributed to each director following the director's retirement from the Board.

COMPENSATION OF EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

The following table shows compensation for each of the last three fiscal years of the Chief Executive Officer, the other four most highly compensated persons serving as executive officers at the end of the fiscal year, and Phillip A. Dabill, who retired as an executive officer during the fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                   ANNUAL COMPENSATION           COMPENSATION AWARDS
                           ------------------------------------ ---------------------
                                                                           SECURITIES
                                                      OTHER     RESTRICTED UNDERLYING
                                                      ANNUAL      STOCK     OPTIONS/   ALL OTHER
      NAME AND                                     COMPENSATION   AWARDS      SARS    COMPENSATION
 PRINCIPAL POSITION        YEAR SALARY($) BONUS($)     ($)        ($)(1)     (#)(2)      ($)(3)
 ------------------        ---- --------- -------- ------------ ---------- ---------- ------------
 MICHAEL W. WRIGHT         1997 $819,000  $532,350    $1,430     $      0    80,000      $3,375
 Chairman, President and   1996  780,000   438,516     1,254            0   150,000       1,848
 Chief Executive Officer   1995  780,000         0     7,292            0    50,000       6,120
 LAURENCE L. ANDERSON      1997  420,000   218,400     1,181            0    15,000       3,375
 Executive Vice President  1996  402,500   193,864     3,149            0    45,000       1,848
                           1995  387,000    19,350     2,569      321,250    25,000       6,120
 JEFFREY NODDLE            1997  420,000   210,000        46            0    25,000       3,375
 Executive Vice President  1996  387,300   190,416       146            0    55,000       1,848
                           1995  327,003    16,350     4,443            0    18,750       6,120
 JEFFREY C. GIRARD         1997  366,000   183,000         0            0    10,000       3,375
 Executive Vice President  1996  353,600   166,775       192            0    45,000       1,848
 and Chief Financial       1995  340,000    17,000     1,872            0    18,750       6,120
 Officer
 DAVID L. BOEHNEN          1997  250,000   104,000         0            0    10,000       3,375
 Senior Vice President     1996  236,000    90,936         0            0    31,500       1,848
                           1995  224,000    10,752         0            0     9,375       6,120
 PHILLIP A. DABILL         1997  362,500   118,510       185            0    10,000       3,375
 Former Executive Vice     1996  355,000   167,436       392            0    45,000       1,848
 President                 1995  338,000    16,900     1,633            0    18,750       6,120

--------

(1) In fiscal 1995, Mr. Anderson received a special award of 10,000 shares of restricted stock. The 10,000 shares had a fair market value as of February 22, 1997 of $315,000. No other shares of restricted stock are held by the named officers. For purposes of this table, shares of restricted stock are valued based on the closing price of the Company's Common Stock on the date of grant. Dividends are paid on all shares of restricted stock.

(2) A limited stock appreciation right has been granted in tandem with each option reported in the table, and is exercisable for cash in lieu of the related option only upon a Change of Control.

(3) Amounts of All Other Compensation are the amounts contributed during the fiscal year by the Company under the Pre-Tax Savings and Profit Sharing (401(k)) Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------

The following table provides information on grants of stock options and stock appreciation rights for fiscal 1997 to the named executive officers.

                                       INDIVIDUAL GRANTS
                         ----------------------------------------------
                                                                              POTENTIAL
                                       PERCENT OF                         REALIZABLE VALUE
                          NUMBER OF      TOTAL                            AT ASSUMED ANNUAL
                          SECURITIES  OPTIONS/SARS                      RATES OF STOCK PRICE
                          UNDERLYING   GRANTED TO  EXERCISE               APPRECIATION FOR      PRIOR COLUMNS
                         OPTIONS/SARS  EMPLOYEES    OR BASE              OPTION TERM ($)(3)   ANNUALIZED (3)(4)
                           GRANTED         IN        PRICE   EXPIRATION --------------------- -----------------
          NAME            (#)(1)(2)   FISCAL YEAR  ($/SHARE)    DATE        5%        10%        5%      10%
          ----           ------------ ------------ --------- ---------- ---------- ---------- -------- --------
Michael W. Wright.......    80,000       10.44%     $31.38    06/27/06  $1,578,526 $4,000,294 $157,853 $400,029
Laurence L. Anderson....    15,000        2.00%      31.63    02/27/00      98,773    212,044   24,693   53,011
Jeffrey Noddle..........    25,000        3.26%      31.63    04/08/06     497,220  1,260,053   49,722  126,005
Jeffrey C. Girard.......    10,000        1.30%      31.63    04/08/06     198,888    504,021   19,889   50,402
David L. Boehnen........    10,000        1.30%      31.63    04/08/06     198,888    504,021   19,889   50,402
Phillip A. Dabill.......    10,000        1.30%      31.63    04/08/06     198,888    504,021   19,889   50,402

Total potential realizable value for the named officers who received stock option grants is $2,771,183 and $6,984,454 at the 5% and 10% stock price growth assumptions respectively. Assuming 5% and 10% stock price growth over a period of 10 years commencing April 1, 1996, the increase in total stockholder value from stock price appreciation alone for all shares outstanding on that date would be $1,313,790,049 and $3,399,802,689, respectively.

--------

(1) The options are granted with a 10 year term. 20% of the options are exercisable upon grant and an additional 20% become exercisable on each of the next four anniversary dates of grant, except that all the options become fully exercisable upon a Change of Control. Upon Mr. Anderson's retirement, the options previously granted to him became fully exercisable and the expiration date was fixed as indicated. (See "Separation Agreements with Retired Officers" on page 12).

(2) The exercise price may be paid by delivery of already-owned shares, and tax withholding obligations related to exercise may be paid by delivery of already-owned shares or offset of the underlying shares. A "restoration" option (also referred to as a "reload" option) is granted when an option is exercised and payment of the exercise price is made by delivery of SUPERVALU Common Stock. Each restoration option is granted for the number of shares of Common Stock tendered as payment for the exercise price and withheld for tax purposes, upon exercise of the original option. The exercise price of each restoration option is the fair market value of SUPERVALU Common Stock on the date of grant. Each restoration option is exercisable in full on the date of grant, and will expire on the same date as the original option. All options reported in the table are entitled to restoration options. A limited stock appreciation right has been granted in tandem with each option reported in the table, and is exercisable for cash in lieu of the option only upon a Change of Control.

(3) These amounts are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the Company's stock price.

(4) Computed by dividing potential realizable value at the assumed annual rates of stock price appreciation by the term of the option.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
-------------------------------------------------------------------------------

The following table provides information on option exercises in fiscal 1997 by the named executive officers, and the value of such officers' unexercised options/SARs at the end of the fiscal year.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-THE-
                                                  OPTIONS/SARS AT FISCAL        MONEY OPTIONS/SARS
                           SHARES                       YEAR-END(#)            AT FISCAL YEAR-END($)
                         ACQUIRED ON    VALUE    ------------------------- --------------------------------
     NAME                EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
     ----                ----------- ----------- ----------- ------------- ---------------  ---------------
Michael W. Wright.......        0            0     280,385      222,559    $     1,206,113    $     438,000
Laurence L. Anderson....        0            0     157,155       30,000            312,294           97,500
Jeffrey Noddle..........        0            0     107,890       75,502            339,631          174,385
Jeffrey C. Girard.......        0            0      92,550       57,950            323,535          143,625
David L. Boehnen........        0            0      59,625       40,150            199,870          100,363
Phillip A. Dabill.......    7,475      $17,753      82,882       57,502            158,939           75,382

PENSION PLANS
-------------------------------------------------------------------------------

The following table shows estimated maximum annual benefits which would be paid to an employee upon retirement at age 65 under the combination of the Company's tax qualified defined benefit retirement plan, the Non-qualified Supplemental Executive Retirement Plan (or, if applicable, the Excess Benefit
Plan) maintained for certain highly compensated employees, and the "Retirement Benefit Plan Account" of the Company's deferred compensation plans. The table does not reflect the $125,000 per year limitation on annual benefits payable from the plans imposed by Section 415 of the Internal Revenue Code, nor the $160,000 per year limitation on compensation included in final annual average pay imposed by Section 401(a)(17) of the Internal Revenue Code. The Company's Non-qualified Supplemental Executive Retirement Plan and Excess Benefits Plan allow payment of additional benefits so that retiring employees may receive, in the aggregate, the benefits they would have been entitled to receive if such Sections did not impose maximum limitations.

                                                 YEARS OF SERVICE(1)(2)
FINAL ANNUAL                               -----------------------------------
AVERAGE PAY (INCLUDING SALARY AND BONUS)      15       20       25       30
----------------------------------------   -------- -------- -------- --------
$  250,000................................ $ 55,875 $ 74,500 $ 93,125 $111,750
   450,000................................  103,875  138,500  173,125  207,750
   650,000................................  151,875  202,500  253,125  303,750
   850,000................................  199,875  266,500  333,125  399,750
 1,350,000................................  319,875  423,500  526,125  625,750
 1,800,000................................  427,875  567,500  705,125  841,750

--------
(1) The above estimates of annual benefits payable on normal retirement are computed using the straight-life annuity method and are based on certain assumptions, including (a) that the employee remains until the normal retirement age of 65 (although retirement is permitted at age 62 without benefit reduction because of age); and (b) that the present retirement plans remain in force until the retirement date. Benefits under plans are not reduced by the participant's Social Security benefit.

(2) If Mr. Wright retires as CEO of the Company after he reaches age 62, instead of the benefits shown in the above table, he will be entitled to receive annual payments calculated as 60% of his average (five highest years) salary plus bonus offset by the sum of (i) the value of any matching contributions to the Company's Pre-Tax Savings and Profit Sharing (401(k)) Plan made through the date of retirement, (ii) any Company additions to non-qualified deferred compensation accounts made through the date of retirement, and (iii) one half of primary social security. Assuming the plan is unchanged and Mr. Wright's employment continues until age 62, based on current compensation and payment levels from other plans, Mr. Wright would receive payments of $852,135 per year.

As to each of the individuals named in the Summary Compensation Table on page 9, their final annual average pay and credited years of service under the plans as of February 22, 1997, were as follows: Mr. Wright: $1,316,263, 20 years; Mr. Anderson: $610,257, 22.3 years; Mr. Noddle, $548,968, 20.8 years; Mr. Girard: $542,505, 6.5 years; Mr. Boehnen, $320,573, 5.8 years; and Mr.
Dabill: $540,498, 34.6 years.

CHANGE IN CONTROL AGREEMENTS; SEPARATION AGREEMENTS WITH RETIRED OFFICERS
-------------------------------------------------------------------------------

CHANGE IN CONTROL AGREEMENTS. The Company has entered into Severance Agreements with officers of the Company, including those identified in the Summary Compensation Table above. In general, these agreements entitle the executive to a lump sum payment if the executive's employment is terminated (other than for Cause or disability) within two years after a Change of Control (as defined). The lump-sum cash payment is equal to a multiple of one, two or three times the executive's annual base salary, plus average annual bonus. The multiple is three for Mr. Wright; two for Mr. Girard, Mr. Noddle and Mr. Boehnen; and one or two for all other officers of the Company. Each executive would also receive a lump-sum retirement benefit equal to the difference between (a) the actuarial equivalent of the benefit the executive would receive under the Company's retirement plans if the executive remained employed by the Company at the compensation level provided by the Severance Agreement for a one, two or three year period following the date of termination, and (b) the actuarial equivalent of the benefit to which the individual is otherwise then entitled under the Company's retirement plans. Generally, the executive would also be entitled to continued family medical coverage for a one, two or three year period after the date of termination. Mr. Wright's Severance Agreement provides for payment to be made if his employment is terminated for any reason during the 30-day period starting six months after the Change of Control. Due to the possible imposition of excise taxes on the payments, the severance benefits payable to an executive would be decreased if the result would give the executive a larger after-tax benefit.

Several of the Company's compensation and benefit plans contain provisions for enhanced benefits on a Change of Control. They include stock options, performance shares and restricted stock awards. Executive officers also hold limited stock appreciation rights which become exercisable upon a Change of Control, allowing the executive to receive cash for the bargain element in the related stock option. The Company's Executive Deferred Compensation Plans compensate the executive for any excise tax liability incurred following a Change of Control. The Company's retirement plans provide for full vesting if employment terminates under specified circumstances following a Change of Control, and preserve any excess plan assets for the benefit of plan participants for five years following a Change of Control.

The Company may set aside funds in an irrevocable grantor trust to satisfy its obligations arising from certain of its benefit plans. Funds are set aside in the trust automatically on a Change of Control. The trust assets would remain subject to the claims of the Company's creditors.

SEPARATION AGREEMENTS WITH RETIRED OFFICERS. In October, 1996, Mr. Phillip Dabill retired as Executive Vice President, after 34 years of service with SUPERVALU. The Company and Mr. Dabill entered into an Agreement providing that Mr. Dabill would continue to be employed for special projects designated by the Chief Executive Officer during a one year transition period ending October 18, 1997. Mr. Dabill is entitled to receive his base salary and customary benefits through October 19, 1997. Mr. Dabill has agreed to be available for Company assignments for an average of two days per week. Mr. Dabill has further agreed not to compete with the Company for a period of 24 months following his final separation. The Summary Compensation Table on page 9 shows Mr. Dabill's salary and other compensation paid or accrued during the most recent fiscal year.

Mr. Laurence Anderson retired as Executive Vice President, effective March 2, 1997, after 23 years of service with SUPERVALU. The Company and Mr. Anderson entered into an agreement providing that he would complete certain projects and continue to receive his base salary, bonus and customary benefits through March 2, 1998. Other terms of the agreement provide that (i) Mr. Anderson's stock options become fully exercisable with the exception of certain "price vesting options" that will become exercisable only if the price of SUPERVALU's Common Stock trades at $40 per share during the five year term of those options, and (ii) shares of restricted stock previously granted to Mr. Anderson become vested in fiscal 1998. As a condition to the receipt of certain payments and benefits, Mr. Anderson has agreed not to compete with the Company during the term of the agreement. The Summary Compensation Table on page 9 shows Mr. Anderson's salary and other compensation paid or accrued during the most recent fiscal year.

REPORT OF EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE
-------------------------------------------------------------------------------

COMPENSATION PRINCIPLES

The Executive Personnel and Compensation Committee of the Board of Directors, composed entirely of independent non-employee directors, has adopted a comprehensive Executive Compensation Program based on the following principles:

 . The program will enable SUPERVALU to attract, retain, and motivate the key executives necessary for current and long-term success.
 . Compensation plans are designed to support SUPERVALU's long range business strategy.
 . Executive compensation is linked to corporate performance and attainment of designated strategic objectives.
 . A significant portion of executive gain is tied to the enhancement of stockholder value.
 . The Committee exercises independent judgment and approval authority with respect to the executive compensation program and the awards made under the program.

COMPENSATION METHODOLOGY

The structure of the Executive Compensation Program is based on a market comparison of compensation for equivalent positions in industries from which SUPERVALU draws executive talent as well as a position evaluation designed to achieve internal equity based on job responsibility. The Company's primary market comparison for compensation is the 10 companies comprising the peer group for the performance graph on page 17 plus three additional non-grocery distribution companies, all adjusted for size based primarily on market capitalization (collectively, the "Compensation Peer Group"). The Company engaged outside consulting firms to perform this market comparison in each of the past five years. These market comparisons are the basis for designing the Company's current compensation structure, which has a mix of fixed to variable compensation and short-term to long-term incentive potential approximating the mix within the Compensation Peer Group. The market comparisons were performed in each year to ensure that the dollar values of the various plan components as well as total compensation was comparable to that of the Compensation Peer Group. In addition to a review of compensation plan design and compensation levels, the Committee also reviews the Company's performance on a number of key financial measures relative to the Compensation Peer Group plus selected other industry companies.

The variable compensation components of the program are designed so that executives' total compensation will be above that of the Compensation Peer Group when SUPERVALU's performance is superior, and below that of the Compensation Peer Group when performance is below industry norms. This fluctuation in compensation value is increased by the substantial use of stock in the program (as described in more detail in the remainder of this report), so that total compensation will significantly increase or decrease in direct relation to SUPERVALU's stock price.

A summary follows which explains the major components of the Executive Compensation Program, including factors and criteria upon which compensation was awarded to the Chief Executive Officer for fiscal 1997.

ANNUAL COMPENSATION

BASE SALARIES. The base salary levels for executive officers are determined based on three objectives:

 .  Internal equity based on job responsibility;
 . Individual performance and experience; and . Competitive salary levels with industries from which the Company draws executive talent.

The Company's salary structure is based on the median salary levels of companies in similar industries and size to SUPERVALU. Actual salaries may be set above or below this median depending on individual job performance and experience.

The Committee annually reviews and approves all salary increases for executive officers other than the CEO. Increases for these executives are proposed by the CEO based on performance evaluations which include both progress on achievement of financial results and a qualitative assessment of performance.

The Chairman of the Committee conducts an annual performance evaluation of the CEO based on written input from all Board members. The following factors are considered in this performance evaluation: financial results, strategic planning, leadership, customer service, succession planning, human resource management/EEO, communications, external relations and Board interface. Salary adjustments for the CEO are currently made every other year. In fiscal 1997, Mr. Wright's base salary was increased from $780,000 to $819,000. This was the first increase since March 1, 1994.

ANNUAL BONUSES. All of the Company's executive officers are eligible to receive an annual cash bonus. The annual bonus plan is designed to motivate executives to meet or exceed individual goals as well as corporate or profit center financial goals which support SUPERVALU's business plans. These goals are incorporated into annual performance measures for each executive. Specifically, the annual bonus plan for executive officers is designed to stimulate and reward growth in Company earnings. The Committee assigns target bonus levels to each executive which are competitive with the Compensation Peer Group. Among executive officers, these range from 20% of annual base salary to 65% of annual base salary for the CEO. For officers other than the CEO, ninety percent of this award potential is tied to corporate net profit performance and the remaining ten percent is based on a subjective evaluation of performance relative to personal objectives. The bonus award potential for the CEO is tied solely to corporate net profit performance. Bonus payments increase, as net profit growth meets and exceeds the annual growth rate targeted by the Board. The maximum bonus is limited to twice the target bonus level. Bonuses for the CEO and four other executive officers are paid from a special plan structured so that the payment will be tax deductible as "performance based compensation" under Internal Revenue Code Section 162(m).

LONG-TERM INCENTIVE COMPENSATION

The Company has implemented a Long-Term Incentive Plan and Stock Option Plans. Together, these plans tie a significant portion of the executives' total compensation to long term results. The long-term incentive potential is intended to be competitive with programs offered by the Compensation Peer Group.

LONG-TERM INCENTIVE PLAN. The Committee selects Plan participants, approves awards and interprets and administers the Long-Term Incentive Plan. In fiscal 1995, the Committee made awards of "performance shares" to executive officers and division presidents which covered the three-year period from fiscal 1995 through fiscal 1997. The awards were set at levels which were expected to be competitive with long-term compensation offered by the

Compensation Peer Group. For corporate officers, half of any award was earned if annual return on invested capital objectives were met. The other half of the award would be earned if the Company's total stockholder return performance for the entire three year period equaled the seventy-fifth percentile of total stockholder return of the group of companies comprising the performance graph peer group on page 17. Award value was tied to both corporate Return on Invested Capital ("ROIC") performance and total shareholder return (which determines the number of shares earned) and stock price (which determines the value of the shares earned). The awards provided that, if earned, performance shares would be converted to restricted stock that would vest after one to two years of further employment. Executives who receive restricted stock are motivated to remain with the Company and focus on stockholder value after the award has actually been earned.

The Committee determined minimum, target and maximum payout amounts for each participant based on each fiscal year's corporate ROIC performance for officers, and corporate ROIC and division return on capital employed ("ROCE") performance for key profit center executives. Application of the criteria set forth in the awards for fiscal 1997 resulted in key profit center executives earning an aggregate of 16,149 shares of restricted stock based on the performance of the operations they managed. No awards were earned by any other executives.

Stock Option Plans. The Committee believes that executive gain tied to stock price appreciation is the most effective way of aligning executive and stockholder interests. Two key programs together cause executives to view themselves as owners of a meaningful equity stake in the business over the long term. They are:

 . The executive stock option program; and . Stock ownership targets for executive officers.

Annual Option Grants. The Committee makes annual grants of stock options to key employees under established grant guidelines intended to be competitive with the Compensation Peer Group. The Committee also considers subjective factors in determining grant size; grants are not automatically tied to a formula or the optionee's position in the Company. Corporate, division or individual performance will impact the size of an optionee's grant. In addition, current ownership of stock is a consideration in the size of option grants for officers and division presidents. Based on the stock grant guidelines and the subjective factors described above, annual grant recommendations are developed by management, reviewed by the Chief Executive Officer, and presented to the Committee for final approval.

The Board awarded Mr. Wright stock options for 80,000 shares in fiscal 1997 which were based on the criteria described above and his performance as reviewed by the Board.

Stock options are granted with an exercise price equal to the market price of the Company's stock on the date of grant. In order to encourage option exercise and share ownership, SUPERVALU also permits executives to exercise options using shares of SUPERVALU stock to pay the exercise price. Upon such exercise, SUPERVALU grants the executive a restoration stock option (commonly referred to as a reload option) for that number of shares surrendered. Reload options are exercisable at the then current market price and extend for the remainder of the original option's term.

Price Vesting Options. In June of 1995, the Committee approved a special grant of stock options to officers and select key operation heads. These options were granted at the then current market price, and were in addition to normal annual grants. However, these options only become exercisable if the executive remains employed for at least two years after grant and the price of SUPERVALU stock averages $40 or more for twenty consecutive trading days during the five year term of the options. If this price target is not met within five years, the options will expire. The objective of this special grant was to focus top management on increasing the price of SUPERVALU stock during a critical period of transformation in business operations. No additional price vesting shares were granted in fiscal year 1997.

STOCK OWNERSHIP GUIDELINES

Stock ownership guidelines for executive officers have been established so that they face the same downside risk, and upside potential, as stockholders experience. Executives are expected to show significant progress toward reaching these ownership goals. The goal for the Chief Executive Officer is six times annual base salary, excluding vested and unexercised stock options.

POLICY REGARDING APPLICABLE TAX CODE
PROVISION

Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for executive compensation in excess of $1 million paid to any of the top five executive officers named in the Summary Compensation Table unless certain conditions are met. The Committee makes every reasonable effort to preserve this tax deduction consistent with the principles of the Executive Compensation Program.

CONCLUSION

The Committee believes that the caliber and motivation of executive management is fundamentally important to the Company's performance. The Committee plays a very active role in ensuring that SUPERVALU's compensation plans implement its key compensation principles. Independent compensation consultants have assisted the Committee in designing these plans, assessing the effectiveness of the overall program, and keeping overall compensation competitive with that of relevant peer companies. Total compensation is intended to be above industry averages when performance is superior, and below competitive levels when performance is below expected levels or SUPERVALU stock fails to appreciate. The Committee believes that the Executive Compensation Program has been a substantial contributor toward motivating executives to focus on the creation of stockholder value.

Respectfully submitted,

Edwin C. Gage, Chairman
Herman Cain
Lawrence A. Del Santo
William A. Hodder
Richard L. Knowlton
Carole F. St. Mark
Winston R. Wallin

PERFORMANCE GRAPH
-------------------------------------------------------------------------------

  The following graph compares the cumulative total stockholder return on SUPERVALU's Common Stock for the last five fiscal years with that of the S&P 500 Stock Index and a group of peer companies in the wholesale and retail grocery industries. The graph assumes the investment of $100 in each company on February 28, 1992, and the reinvestment of all dividends on a quarterly basis. The stock price performance shown on the graph below is not a projection of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
        SUPERVALU INC., S&P 500 STOCK INDEX AND COMPOSITE PEER GROUP(1)



                             [GRAPH APPEARS HERE]

                                  1992    1993    1994    1995    1996    1997
                                 ------- ------- ------- ------- ------- -------
SUPERVALU....................... $100.00 $127.95 $150.40 $108.22 $139.89 $139.00
S&P 500.........................  100.00  110.59  119.73  128.48  172.84  217.92
Peer Group......................  100.00  112.60  102.99   94.17  119.43  134.72

--------
(1) The composite peer group is comprised of the following food wholesalers and food retailers: Albertson's, Inc., American Stores Company, Fleming Companies, Inc., Food Lion, Inc., Great Atlantic & Pacific Tea Company, The Kroger Company, Nash Finch Company, Richfood Holdings Inc., Safeway Inc., and The Vons Companies, Inc. Super Food Services, Inc., formerly included in the composite peer group, was acquired by Nash Finch Company during the fiscal year. The returns of the peer group companies were weighted based on their respective market capitalization and on the relative percentage of SUPERVALU's operating profit realized from wholesale and retail food operations (excluding fiscal 1995 restructuring charges) for each year. The performance graph indicates results calculated to the last business day in February each year.

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS
(ITEM 2)
-------------------------------------------------------------------------------

The Board of Directors, upon recommendation of its Audit Committee, has appointed Deloitte & Touche LLP to audit the books and accounts of the Company and its subsidiaries for the fiscal year ending February 27, 1998, and is seeking the ratification of this appointment by the stockholders. A partner of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to questions.

BACKGROUND INFORMATION (ITEMS 3, 4, AND 5)
-------------------------------------------------------------------------------

The Board of Directors recommends that the stockholders approve amendments to the 1993 Stock Plan, the 1983 Employee Stock Option Plan, and the Long-Term Incentive Plan. All of these Plans have previously been approved by the stockholders. The sole purpose of the amendments is to qualify stock options and certain other awards under the Plans as "performance based" compensation for purposes of Section 162(m) of the Internal Revenue Code.

Section 162(m) created a new limitation on deductibility of compensation paid to the Chief Executive Officer and the four other executive officers required to be named in the Summary Compensation Table in the proxy statement each year. If annual compensation paid to any of these executive officers exceeds $1 million it must qualify as "performance based" in order to be deductible by the Company for federal income tax purposes. In order for an award to be considered "performance based" the stockholders must approve a maximum limitation on the number of shares as to which options or other awards may be granted and must approve the criteria under which awards, other than stock options, will be made. The proposed amendments to the Plans are described in more detail below.

The closing price of SUPERVALU Common Stock on April 1, 1997, as reported on the New York Stock Exchange, was $29.75 per share.

The following table sets forth the number of shares of SUPERVALU Common Stock covered by options or other awards granted under the Plans during the 1997 fiscal year. Awards to the most highly compensated executive officers are set forth in the Summary Compensation Table on Page 9.

                                            1983 EMPLOYEE            LONG-
                          1993 STOCK PLAN STOCK OPTION PLAN   TERM INCENTIVE PLAN
                          --------------- ----------------- -----------------------
                           NO. OF SHARES    NO. OF SHARES
                            UNDERLYING       UNDERLYING                      NO. OF
                              OPTIONS          OPTIONS      DOLLAR VALUE ($) SHARES
                          --------------- ----------------- ---------------- ------
All current Executive
 Officers as a Group....      227,140               0           $110,313      3,708
All current Non-Employee
 Directors as a Group...            0          36,000                  0          0
All Employees as a Group
 (excluding Executive
 Officers)..............      503,435               0            500,484     16,823

PROPOSAL TO APPROVE AN AMENDMENT TO THE SUPERVALU INC. 1993 STOCK PLAN (ITEM
3)
-------------------------------------------------------------------------------

PROPOSED AMENDMENT. The Board of Directors recommends that the stockholders approve an amendment to the 1993 Plan. The Amendment limits annual grants of stock options and stock appreciation rights to any participant to a maximum of 250,000 shares, taking into account all SUPERVALU option plans in which the employee participates. The sole purpose of the Amendment is to qualify options granted under the Plan as "performance based" compensation for purposes of Internal Revenue Code Section 162(m).

SUMMARY OF 1993 PLAN. A copy of the 1993 Plan is attached as Exhibit A to this Proxy Statement. This discussion is only a summary. You should refer to the 1993 Plan for more complete information.

PURPOSE. The purpose of the 1993 Plan is to promote the interests of the Company and its stockholders by attracting and retaining key management employees, by stimulating the efforts of the participants to contribute to the current and long-term success of the Company, and by providing an opportunity for participants to increase their SUPERVALU stock ownership.

ADMINISTRATION. The 1993 Plan is administered by the Executive Personnel and Compensation Committee. The Committee has the authority to select the individuals to whom awards are granted, to determine the types of awards and the number of shares of Common Stock covered by awards and to set the terms and conditions of awards. The Committee has the authority to establish rules for the administration of the 1993 Plan, and its determinations and interpretations are binding. The Committee may delegate its authority to one or more officers.

ELIGIBLE PARTICIPANTS. Any employee, officer, consultant, or independent contractor of the Company and its affiliates selected by the Committee is eligible to receive awards under the 1993 Plan. The Committee limits eligibility to the key management group, defined by level of job responsibility. There were approximately 600 persons as of April 1, 1997 who were eligible as a class to receive awards under the 1993 Plan.

TYPES OF AWARDS. The 1993 Plan permits the grant of a variety of different types of awards:

 . Stock options, including incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code, stock options that are not ISOs ("Nonqualified Stock Options") and restoration options;
 . Stock appreciation rights ("SARs");
 . Restricted stock;
 . Stock units;
 . Performance awards; and
 . Other awards valued in whole or in part by reference to or based on SUPERVALU's stock.

The following types of awards have been made under the 1993 Plan:

 . Stock options (which include limited SARs for officers); and . Restricted stock.

Awards may be granted for any amount of cash consideration or for no cash consideration so long as legal requirements are met. The exercise price per share under any stock option and the grant price of any SAR may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option or SAR.

STOCK OPTIONS. Options may be exercised by payment of the exercise price, either in cash or, at the discretion of the Committee, by using shares of Common Stock or other consideration having a fair market value equal to the exercise price. The Committee may grant restoration options with terms and conditions established by the Committee. Restoration options are granted when a participant pays the exercise price of the option by using previously owned shares of Common Stock. The new option would be for that number of shares surrendered.

STOCK APPRECIATION RIGHTS. The holder of an SAR is entitled to receive the excess of the fair market value of a specified number of shares over the grant price of the SAR.

RESTRICTED STOCK. Shares of restricted stock and restricted stock units may be awarded subject to such restrictions and other terms and conditions as the Committee may impose. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Holders of restricted stock units would have the right to receive shares of Common Stock at some future date.

OTHER AWARDS. Performance awards provide the right to receive awards upon the achievement of the goals established by the Committee. A performance award granted under the 1993 Plan may be denominated or payable in cash, shares of Common Stock or restricted stock, or other securities, or property.

MAXIMUM NUMBER OF SHARES. Up to 3,500,000 shares of the Company's Common Stock may be issued as awards under the 1993 Plan (subject to certain adjustments). If any shares to which an award relates are forfeited, or if an award is otherwise terminated then the number of shares with respect to such award, to the extent of any such forfeiture or termination, will again be available for grant under the 1993 Plan. As of April 1, 1997, 39,936 shares had been issued, 2,790,744 shares were subject to outstanding options, and 669,320 shares were available for future grants. As of April 1, 1997, approximately 561 optionees held options under the 1993 Plan.

ADJUSTMENTS. The Committee may make adjustments to awards under the 1993 Plan in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available if any corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate.

TERM. The 1993 Plan terminates on April 13, 2003, and no awards may be made after that date.

AMENDMENTS. The Board of Directors may amend, alter or discontinue the 1993 Plan at any time, provided that stockholder approval must be obtained in certain events.

FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal federal income tax consequences generally applicable to options and SARs under the 1993 Plan.

The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that a liability may arise for alternative minimum tax), and the Company will not be entitled to a tax deduction when an ISO is exercised. When a participant exercises a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the difference between the fair market value of the shares acquired and the exercise price, and the Company will be entitled to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequences to a participant upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or by exercising a Nonqualified Stock Option or SAR. If shares acquired on the exercise of an ISO are held for at least one year after exercise and two years from the date the ISO was granted, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between the option price for the shares and the sale price. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of ISO shares before the applicable ISO holding periods have been satisfied.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 1993 STOCK PLAN.

APPROVAL OF AN AMENDMENT TO THE SUPERVALU INC. 1983 EMPLOYEE STOCK OPTION PLAN (ITEM 4)
-------------------------------------------------------------------------------

PROPOSED AMENDMENT. The Board of Directors recommends that the stockholders approve an amendment to the 1983 Plan. The Amendment limits annual grants of stock options and stock appreciation rights to any participant to a maximum of 250,000 shares, taking into account all SUPERVALU option plans in which the employee participates. The sole purpose of the Amendment is to qualify options and stock appreciation rights granted under the Plan as "performance based" compensation for purposes of Internal Revenue Code Section 162(m).

SUMMARY OF 1983 PLAN. A copy of the 1983 Plan is attached as Exhibit B to this Proxy Statement. This discussion is only a summary. You should refer to the 1983 Plan for more complete information.

PURPOSE. The purpose of the 1983 Plan is to promote the interests of the Company and its stockholders by encouraging key salaried executives and non-employee members of the Board of Directors to invest in shares of SUPERVALU Common Stock. The stock option program is intended to result in participants demonstrating increased personal interest and effort in the continued success of the business. It also provides a means of attracting and retaining key personnel and directors.

ADMINISTRATION. The 1983 Plan is administered by the Executive Personnel and Compensation Committee.

ELIGIBLE PARTICIPANTS. Options may be granted only to key salaried, management employees of the Company or any subsidiary and to non- employee directors. There were approximately 600 persons as of April 1, 1997 who were eligible as a class to receive awards under the 1983 Plan.

TYPES OF AWARDS. The 1983 Plan provides for the award of stock options. Except with respect to non-employee director options, the Committee determines at the time of grant whether the option is to be an ISO or a Nonqualified Stock Option, the number of shares subject to the option, and the term of the option. No option can have a term in excess of ten years from the date of grant. Options may be exercisable in installments or otherwise, as the Committee may determine for each grant. All options become fully exercisable upon a Change of Control. Options granted to non-employee directors are fully exercisable at the time of grant.

The Committee may grant restoration options to any optionee (other than a non-employee director), with terms and conditions established by the Committee. Restoration options are granted when a participant pays the exercise price of an option by using previously owned shares of Common Stock. The new option would be for that number of shares surrendered.

MAXIMUM NUMBER OF SHARES. Up to 4,500,000 shares of the Company's Common Stock may be issued under all options granted pursuant to the 1983 Plan. If any shares to which an award relates are forfeited, or if an award is otherwise terminated then the number of shares with respect to such award, to the extent of any such forfeiture or termination, will again be available for grant under the 1983 Plan. As of April 1, 1997, 1,881,718 shares had been issued, 2,147,150 shares were subject to outstanding options, and 471,132 shares were available for future grants. As of April 1, 1997, approximately 334 optionees held options under the 1983 Plan.

ADJUSTMENTS. The Committee may make adjustments to the number and class of shares, the exercise price under outstanding options, and other adjustments in order to prevent dilution or enlargement of potential benefits intended to be made available, if any corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate.

AMENDMENTS. The Board of Directors may terminate or amend the 1983 Plan provided that stockholder approval must be obtained in certain events. The Board of Directors may not amend the provisions governing the grant of options to non-employee directors more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules and regulations thereunder.

TERM. The 1983 Plan terminates on February 7, 1999, and no options can be granted after that date.

FEDERAL INCOME TAX CONSEQUENCES. See discussion on Federal Income Tax Consequences under Item 3 above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 1983 EMPLOYEE STOCK OPTION PLAN.

PROPOSAL TO APPROVE AN AMENDMENT TO THE SUPERVALU INC. LONG-
TERM INCENTIVE PLAN (ITEM 5)
-------------------------------------------------------------------------------

PROPOSED AMENDMENT. The Board of Directors recommends that the stockholders approve an amendment to the Incentive Plan. The amendment imposes an annual limit on the number of shares of Common Stock that can be awarded to any participant and establishes the business criteria that will be used as performance measures in making awards. The sole purpose of the Amendment is to qualify awards under the Incentive Plan as "performance based" compensation under Section 162(m) of the Internal Revenue Code.

SUMMARY OF INCENTIVE PLAN. A copy of the Incentive Plan is attached as Exhibit C to this Proxy Statement. This discussion is only a summary. You should refer to the Incentive Plan itself for more complete information.

PURPOSE. The purpose of the Incentive Plan is to attract and retain key employees and to stimulate the efforts of participants to contribute to the long-term success of the Company.

ADMINISTRATION. The Incentive Plan is administered by the Executive Personnel and Compensation Committee which determines the executives to be granted award opportunities. The Committee determines the awards to be made, including the amount of each award, the times when awards will be made, the period of time over which the awards are intended to be earned and all other terms and conditions of each award.

ELIGIBLE PARTICIPANTS. Awards may be granted only to a select group of management and key employees. As of April 1, 1997, there were approximately 50 persons eligible to receive awards under the Incentive Plan.

TYPES OF AWARDS. The Incentive Plan permits the Committee to grant a variety of different types of awards:

 . Shares of Common Stock;
 . Restricted stock;
 . Stock units;
 . Performance awards; and
 . Other awards valued in whole or in part by reference to or based on SUPERVALU stock.

The right to receive payment of an award is determined solely based upon the key employee attaining one or more pre-established, objective performance goals for a performance period selected by the Committee at the time of the grant.

MAXIMUM NUMBER OF SHARES. The maximum number of shares or Stock Units with respect to which awards may be granted under the Incentive Plan is 750,000 shares of Common Stock. If any shares to which an award relates are forfeited, or if an award is otherwise terminated then the number of shares with respect to such award, to the extent of any such forfeiture or termination, will again be available for grant under the Incentive Plan. As of April 1, 1997, 261,166 shares had been issued and 488,834 shares were available for future grants.

The maximum number of shares of SUPERVALU Common Stock that may be issued to any key employee pursuant to any performance-based award under the Incentive Plan in any calendar year will not exceed 50,000 shares.

ADJUSTMENTS. The Committee may adjust the number and class of shares (or other securities or other property) issuable under the Incentive Plan and under any outstanding award, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available if any corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate.

AMENDMENTS. The Committee may amend, suspend or terminate the Incentive Plan at any time, except that stockholder approval must be obtained in certain events.

TERM. The Incentive Plan will expire on February 11, 2002, and no awards can be granted after that date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL TO AMEND THE LONG-TERM INCENTIVE PLAN.

STOCKHOLDER PROPOSAL (ITEM 6)
-------------------------------------------------------------------------------

A stockholder (name and address and Common Stock holdings of the stockholder will be supplied upon oral or written request to SUPERVALU's Corporate Secretary) has submitted the following proposal for action at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

STOCKHOLDER PROPOSAL

RESOLVED: That the stockholders of SUPERVALU INC. ("SUPERVALU" or the "Company") request the Board of Directors to redeem the preferred share purchase rights issued in 1989 unless such issuance is approved by the affirmative vote of a majority of the outstanding shares at a meeting of the stockholders to be held as soon as may be practicable.

SUPPORTING STATEMENT. On April 12, 1989, the SUPERVALU Board of Directors declared, without stockholder approval, a dividend of preferred share purchase rights ("rights"). We strongly believe that such rights are a type of anti-takeover device, commonly known as a poison pill, which injures stockholders by reducing management accountability and adversely affecting stockholder value. We believe the terms of the rights plan are designed to discourage or thwart an unwanted takeover of the Company. While management and the Board of Directors should have appropriate tools to ensure that all shareholders benefit from any proposal to acquire the Company, we do not believe that the future possibility of a takeover justifies the unilateral imposition of such a poison pill.

Rather, we believe that the shareholders should, at a minimum, have the right to vote on the necessity of such a powerful tool, which could be used to entrench existing management and can have an adverse impact on shareholder value.

Rights plans such as the Company's have become increasingly unpopular in recent years. Also, the negative effects of poison pill rights plans on the trading value of companies' stock have been the subject to extensive research. A 1986 study (covering 245 companies adopting poison pills between 1983 and July 1986) was prepared by the Office of the Chief Economist of the U.S. Securities and Exchange Commission on the effect of poison pills on the wealth of target shareholders. It states that "empirical tests, taken together, show that poison pills are harmful to target shareholders, on net." A 1992 study of Professor John Pound of Harvard's Corporate Research Project and Lilli A. Gordon of the Gordon Group found a correlation between high corporate performance and the absence of poison pills.

At the 1996 annual meeting 64% of the voting shares were cast in favor of this proposal, which also received 60% of the voting shares in 1994 and 1995. We therefore resubmit this stockholder proposal based on our continuing belief that SUPERVALU's unilateral adoption of the rights plan was unjustified and that the continued existence of such a rights plan is not in the best interest of the stockholders.

WE URGE YOU TO VOTE FOR THIS RESOLUTION!

SUPERVALU'S STATEMENT IN OPPOSITION TO PROPOSAL

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Preferred Share Purchase Rights Plan (the "Rights Plan") was adopted by the Board of Directors in 1989 to protect the Company's stockholders against certain abusive takeover practices prevalent in the marketplace and to ensure that all stockholders are treated fairly and equally. The overriding objective of the Board of Directors in adopting the Rights Plan was, and continues to be, the preservation and maximization of the Company's value for all stockholders.

The Board believes that the Rights Plan is a sound and reasonable means of protecting against unfair and abusive takeover practices and is both appropriately within its discretion and an essential exercise of its fiduciary obligations to the stockholders. The Board also believes that many stockholders have come to recognize the effectiveness of these plans in protecting and enhancing value for all stockholders.

The Rights Plan does not preclude a prospective bidder from making an offer for the Company. Moreover, the Rights Plan is not intended to prevent a takeover of the Company nor would it do so. The Rights Plan is intended to give the Board sufficient time, if presented with an offer to acquire the Company, to evaluate the offer and any possible alternatives and to take those steps that the Board believes would be necessary to maximize the value that can be achieved for all stockholders.

The Rights Plan is designed to encourage any prospective bidder for the Company to negotiate with the Company's Board. The Board believes that its ability to negotiate effectively with a potential acquiror on behalf of all stockholders is significantly greater than that of the stockholders individually. A bidder who chooses to bypass the Board is pursuing his own interest and is not concerned with the interests of the other stockholders. In this regard, it is important to remember that hostile acquirors are interested in buying a company as cheaply as they can. Without the Rights Plan, the Company could find itself negotiating with the acquiror from a defensive posture rather than at arm's-length. While a bidder may make an offer for the Company's stock which is in excess of the stock's current market price, without such negotiations the premium offered may not reflect the long-term value of the Company.

The Board strongly disagrees with the view that rights plans deter legitimate acquisition proposals from being made or depress the price of the stock of corporations adopting them. Since 1986, at least 52 companies which had rights plans have been acquired or were parties to agreements to be acquired, including 37 companies which were acquired after receiving an unsolicited bid. Furthermore, in 31 of the 37 acquisitions of companies with rights plans that were initiated by unsolicited bids, the prices ultimately received by stockholders exceeded the initial bids and did so by an average premium to the initial bid of more than 20%.(1)

Studies by Georgeson & Company, Inc., a leading investor communications firm, have concluded that "[rights plans] do not prevent takeovers nor do they diminish the value of a company's stock." These studies also indicated that "companies with [rights plans] receive premiums 69% higher in takeover contests than companies without [rights plans]."

(1) Based on data obtained from Securities Data Corporation and other industry sources.

FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

OTHER INFORMATION
-------------------------------------------------------------------------------

SUPERVALU MAILING ADDRESS

The Company's mailing address is: P.O. Box 990, Minneapolis, MN 55440.

STOCKHOLDERS PROPOSALS FOR 1998 ANNUAL MEETING

All proposals of stockholders must be received by the Corporate Secretary on or before January 24, 1998, to be included in the proxy statement for the 1998 Annual Meeting.

DIRECTOR NOMINATIONS

In accordance with procedures set forth in the Company's Bylaws, Stockholders may propose nominees for election to the Board of Directors by timely written notice to the Corporate Secretary, generally no less than sixty days and no more than ninety days prior to the first anniversary date of the last annual meeting.

EXPENSES OF SOLICITATION

This solicitation of proxies is being made by SUPERVALU and it pays the cost of soliciting proxies. The Company arranges with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and the Company reimburses them for their expenses. In addition to solicitation by mail, proxies may be solicited by SUPERVALU employees, by telephone or personally. No additional compensation would be paid for such employee solicitation. The Company has also retained Georgeson & Company, Inc. to assist in the solicitation of proxies for an estimated fee of $11,000 plus out-of-pocket expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As indicated above, Edwin C. Gage (Chairman), Lawrence A. Del Santo, Herman Cain, William A. Hodder, Richard L. Knowlton, Carole F. St. Mark, and Winston
R. Wallin served as members of the Executive Personnel and Compensation Committee during fiscal 1997. The members of the Committee do not participate in any interlocking directorships. Mr. Gage and certain family members, as trustees for revocable trusts, are general partners, among others, of Carlson Real Estate Company, a limited partnership which leases a retail supermarket in Shakopee, Minnesota, to the Company for a term ending in 2008, with options to renew. The annual rental is $199,000, increasing to $224,000 in 1998 and $232,000 in 2003, which the Company believes to be a fair market rental. The leased premises are subleased to an independent retail supermarket operator.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the Securities and Exchange Commission require the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file reports of stock ownership and changes in ownership. To the best of the Company's knowledge, there were no late or inaccurate filings in fiscal 1997, except that a Form 5 for Mr. Noddle reporting an annual stock option grant was filed late. In making this statement, the Company has relied upon written representations of its directors and executive officers.

                                                                      EXHIBIT A

                                SUPERVALU INC.

                                1993 STOCK PLAN

SECTION 1. PURPOSE

  The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining key management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

SECTION 2. DEFINITIONS

  As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3.

    (f) "Company" shall mean SUPERVALU INC., a Delaware corporation, and any successor corporation.

    (g) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

    (h) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the average of the opening and closing sale price of the Shares as reported on the New York Stock Exchange on such date or, if such Exchange is not open for trading on such date, on the day closest to such date when such Exchange is open for trading.

    (i) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

    (j) "Non-Qualified Stock Option" shall mean an option granted under
  Section 6(a) of the Plan that is not intended to be an Incentive Stock
  Option.

    (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Restoration Options.

    (l) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

    (m) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

    (n) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    (o) "Person" shall mean any individual, corporation, partnership, association or trust.

    (p) "Plan" shall mean this 1993 Stock Plan, as amended from time to time.

    (q) "Restoration Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

    (r) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

    (s) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

    (t) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

    (u) "Shares" shall mean shares of Common Stock, $1.00 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

    (v) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

  (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

  (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

  (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan with regard to any Person who is not an officer or director of the Company or any Affiliate who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

SECTION 4. SHARES AVAILABLE FOR AWARDS

  (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 3,500,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

  (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

  (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

  (d) Award Limitations Under the Plan. No Eligible Person, who is an employee of the Company at the time of grant, may be granted any Option, Stock Appreciation Right and such Other Stock Based Award (the value of which is based solely on an increase in the value of the Shares after the date of grant) for more than 250,000 Shares (subject to adjustment as provided for in
Section 4(c)), taking into account all such awards granted by the Company pursuant to any of its stock compensation plans, in any calendar year period beginning with the period commencing January 1, 1997. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

  Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6. AWARDS

  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

    (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

    (ii) Option Term. The term of each Option shall be fixed by the Committee.

    (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (iv) Restoration Options. The Committee may grant Restoration Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of the option to which such Restoration Option relates is made by the delivery or withholding of Shares pursuant to the relevant provisions of the plan or agreement relating to such option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Restoration Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Restoration Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Restoration Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any option granted under the Plan or any other stock option plan of the Company at the time of such grant; provided, however, that Restoration Options may not be granted with respect to any option granted to a Non-Employee Director under the Company's 1983 Employee Stock Option Plan.

  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The

Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

  (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

    (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

    (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

    (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

  (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

  (f) General.

    (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

    (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

    (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

    (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

    (v) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

SECTION 7. AMENDMENT AND TERMINATION; ADJUSTMENTS

  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

      (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

      (ii) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

      (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

    (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

    (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. INCOME TAX WITHHOLDING

  In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9. GENERAL PROVISIONS

  (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

  (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

  (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

  (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

  (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

  (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10. EFFECTIVE DATE OF THE PLAN

  The Plan shall be effective as of April 14, 1993, subject to approval by the stockholders of the Company within one year thereafter.

SECTION 11. TERM OF THE PLAN

  Unless the Plan shall have been discontinued or terminated as provided in
Section 7(a), the Plan shall terminate on April 13, 2003. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                                                                      EXHIBIT B

                                SUPERVALU INC.

                        1983 EMPLOYEE STOCK OPTION PLAN

  1. PURPOSE. The purpose of this Plan is to promote the interests of SUPERVALU INC., a Delaware corporation (the "Corporation"), and its stockholders by encouraging selected key salaried management employees of the Corporation, and members of the Board of Directors who are not also employees of the Corporation, to invest in shares of the Corporation's Common Stock with the increased personal interest and effort in the continued success and progress of the business that stock ownership can produce, and by providing additional means of attracting and retaining competent executive personnel and directors.

  2. ADMINISTRATION; GRANTING OF OPTIONS. The Plan shall be administered by the Board of Directors of the Corporation.

  The Board of Directors shall have full authority in its discretion, but subject to the express provisions of the Plan, to:

    (a) determine the purchase price of the Common Stock covered by each option;

    (b) determine the persons to whom and the time or times at which options shall be granted;

    (c) determine the number of shares to be subject to each option;

    (d) determine terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Board to conform to any law or regulation applicable thereto;

    (e) determine which options shall be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

    (f) accelerate the time at which all or any part of an option may be exercised;

    (g) modify or amend any outstanding option agreement subject to the consent of optionee;

    (h) interpret the Plan and prescribe, amend and rescind rules and regulations relating to it;

    (i) make all other determinations deemed necessary or advisable for the administration of the Plan.

  All decisions, determinations and selections made by the Board of Directors on the foregoing matters shall be conclusive.

  The granting of an option pursuant to the Plan shall be effective only when an option is duly awarded to an employee or director by the Board of Directors.

  The Executive Committee of the Corporation, in addition to and not to the exclusion of the Board of Directors of the Corporation, is authorized to exercise all of the powers authorized and conferred by the Plan on the Board of Directors other than the power under Section 12 of this Plan to terminate and amend the Plan.

  The Board of Directors may also authorize, at any time, the formation of a Stock Option Committee (the "Committee"), consisting of three or more members appointed from time to time by the Board, which Committee would have authority to exercise the powers conferred on the Board under the Plan, other than the power under Section 12 herein to terminate and amend the Plan. In addition, the Board of Directors may authorize, at any time, the Chief Executive Officer of the Corporation to extend the period of exercise of certain Incentive Stock Options and non-incentive (non-qualified) stock options in accordance with the provisions set forth in the option agreement.

  3. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING STOCK
OPTIONS. Incentive Stock Options may be granted only to key salaried management employees (which term, as used herein, includes officers) of the Corporation and of its present and future subsidiary corporations. Options which do not qualify as Incentive Stock Options may be granted to key salaried management employees of the Corporation and of its present and future subsidiary corporations and to members of the Board of Directors of the Corporation who are not also employees of the Corporation or one of its subsidiaries ("Non-Employee Directors"), provided, however, that options shall be granted to Non- Employee Directors only pursuant to Section 7 hereof.

  In determining the employees to whom options shall be granted and the number of shares to be covered by each such option, the Board of Directors may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Corporation and such other factors as the Board of Directors, in its discretion, shall deem relevant.

  Subject to the provisions of Section 10 herein, an employee who has been granted an option under the Plan or under any prior stock option plan of the Corporation may be granted an additional option or options under the Plan if the Board of Directors shall so determine.

  4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 11 herein:

    (a) the stock to be offered under the Plan shall be shares of the Corporation's authorized Common Stock, par value $1.00 per share, which may be either shares reacquired and held in the treasury of the Corporation or authorized but unissued shares; and

    (b) the aggregate number of shares which may be issued under all options granted pursuant to the Plan shall be 4,500,000 shares.

  Shares subject to, but not issued under, any option terminating or expiring for any reason prior to exercise thereof in full shall again be available for other options thereafter granted under the Plan.

  5. TERM OF PLAN AND OF EACH OPTION AGREEMENT; EXERCISE OF OPTIONS. The period during which options may be granted under the Plan shall expire February 7, 1999. The term of each option so granted shall expire not more than ten years from the date the option is granted.

  The Board of Directors may determine at the time of granting whether each such option is exercisable in full, in part from time to time or in installments, which may be cumulative from year to year during such term to the extent not exercised in a prior year; provided, however, that notwithstanding the foregoing, from and after a Change of Control (as hereinafter defined), all options granted under the Plan, including options granted to Non-Employee Directors pursuant to Section 7 hereof, shall become immediately exercisable to the full extent of the original award. As used herein, "Change of Control" shall mean any of the following events:

    (i) The acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Corporation or any of its wholly-owned subsidiaries, or any employee benefit plan of the Corporation and/or one or more of its wholly-owned subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
  Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Corporation's then outstanding voting securities in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as hereinafter defined); or

    (ii) Individuals who, as of April 13, 1988, constitute the Board of Directors of the Corporation (generally the "Directors" and as of April 13, 1988 the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to April 13, 1988 whose nomination for election was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange
  Act) shall be deemed to be a Continuing Director; or

    (iii) The approval by the stockholders of the Corporation of a reorganization, merger, consolidation, liquidation or dissolution of the Corporation or of the sale (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation other than a reorganization, merger, consolidation, liquidation, dissolution or sale approved in advance by a vote of at least three quarters of the Continuing Directors; or

    (iv) The first purchase under any tender offer or exchange offer (other than an offer by the Corporation or any of its subsidiaries) pursuant to which shares of Common Stock are purchased.

  Options granted under this Plan need not be identical with respect to the terms of exercise thereof. Subject only to the foregoing limitations, options may be exercised in whole at any time or in part from time to time during the option term by serving written notice of exercise on the Corporation, accompanied by payment of the purchase price.

  The Board of Directors or the Committee, as the case may be, may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Board of Directors or the Committee, as the case may be, and any applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Corporation's Common Stock owned by the optionee, as described in Section 6 hereof, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Corporation's Common Stock tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Corporation's Common Stock, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 14 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Corporation, and may be granted in connection with any option granted under this Plan (other than an option granted to a Non-Employee Director pursuant to Section 7 hereof) at the time of such grant. The purchase price of the Common Stock under each such new option, and the other terms and conditions of such option, shall be determined by the Board of Directors or the Committee, as the case may be, consistent with the provisions of the Plan.

  6. OPTION PRICES. Except with respect to options granted to Non-Employee Directors pursuant to Section 7 hereof, the purchase price of the Common Stock under each option shall be determined by the Board of Directors, but shall not be less than 100% of the fair market value of the Common Stock at the time of granting the option as found by the Board.

  The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash at the time of exercise as shall be provided in the option agreement, and any optionee, without limitation, shall also be entitled to pay the exercise price by tendering to the Corporation shares of the Corporation's Common Stock, previously owned by the optionee, having a fair market value on the date of exercise equal to the option price (or the portion thereof not paid in cash).

  7. OPTIONS TO NON-EMPLOYEE DIRECTORS. The Board of Directors or the Committee, as the case may be, shall issue options which do not qualify as Incentive Stock Options to Non-Employee Directors in accordance with this
Section 7.

  Each Non-Employee Director serving on the Corporation's Board of Directors immediately following the Annual Meeting of Stockholders of the Corporation on June 30, 1992 shall be granted, as of June 30, 1992, an option to purchase 3,000 shares of Common Stock. Each Non-Employee Director first elected or appointed to the Corporation's Board of Directors after June 30, 1992 and during the term of the Plan shall be granted, as of the date of such Director's first election or appointment to the Board of Directors, an option to purchase 3,000 shares of Common Stock. After the initial grant to each Non-Employee Director as set forth above in this Section 7, each such Director shall be granted during the term of the Plan, as of the date of the Corporation's Annual Meeting of Stockholders in each even-numbered year, if such Director's term of office continues after such Annual Meeting, an option to purchase 3,000 shares of Common Stock.

  Each option granted to a Non-Employee Director pursuant to this Section 7 shall have an exercise price equal to the fair market value of the shares of Common Stock as of the date of grant and shall expire on the tenth anniversary of the date of grant. "Restoration" options may not be granted to any Non-Employee Director. This Section 7 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules and regulations thereunder.

  8. ADDITIONAL TERMS. Options granted under the Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Corporation or of a subsidiary (or continues to be a Director of the Corporation in the case of any Non-Employee Director). Each option agreement may contain such provisions as the Board of Directors shall approve with reference to the effect of approved leaves of absence, provided that with respect to Incentive Stock Options such provisions conform to the requirements of the Code.

  Nothing in the Plan or in any option granted pursuant thereto shall confer on any person any right to continue in the employ of the Corporation or of any of its subsidiaries (or to continue as a Director of the Corporation in the case of any Non-Employee Director) or affect, in any way, the right of the Corporation or any of its subsidiaries to terminate his employment (or to terminate his directorship in the case of any Non-Employee Director) at any time.

  No optionee, who is an employee of the Corporation at the time of grant, may be granted any option or options for more than 250,000 Shares (subject to adjustment as provided for in Section 11), taking into account all such awards granted by the Corporation pursuant to any of its stock compensation plans, in any calendar year period beginning with the period commencing January 1, 1997. The foregoing annual limitation specifically includes the grant of any options representing "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code.

  9. DEATH; OTHER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. Each option agreement shall include provisions governing the disposition of an option in the event of the retirement, disability, death or other termination of the employment or directorship of an optionee with the Corporation or an Affiliate.

  10. INCENTIVE STOCK OPTIONS. Except with respect to options granted to Non-Employee Directors pursuant to Section 7 hereof, the Board of Directors is hereby authorized to determine, upon the granting of each option, whether such option shall be an Incentive Stock Option under Section 422 of the Code or shall be an option which is not an Incentive Stock Option under Section 422. For Incentive Stock Options granted before January 1, 1987, the aggregate fair market value of the stock (determined as of the time the Incentive Stock Option is granted) covered under all Incentives Stock

Options granted (under this Plan and all other incentive stock option plans of the Corporation or any subsidiary), in any calendar year, shall not exceed $100,000 plus any unused limit carry-over (as provided under former Section 422(c)(4) of the Code effective for options granted before January 1, 1987). For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (b) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

  11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, the Board of Directors may adjust the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

  12. TERMINATION AND AMENDMENT. The Plan may be terminated, modified or amended by the stockholders of the Corporation.

  Subject to Section 7 hereof, the Board of Directors of the Corporation may also terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the outstanding stock of the Corporation having general voting power, make any modification or amendment which operates:

    (a) to make any material change in the class of employees eligible to receive Incentive Stock Options as defined in Section 3 above; and

    (b) to increase the total number of shares for which options may be granted under the Plan, except as resulting from the operation of Section 11 above.

  No termination, modification or amendment of the Plan may, without the consent of the employee to whom any option shall theretofore have been granted, adversely affect the rights of such employee under such option.

  13. EFFECTIVE DATE OF PLAN. The Plan shall become effective February 23, 1983, subject to approval by the shareholders of the Corporation within 12 months thereafter.

  14. TAX WITHHOLDING. Subject to such rules as the Board of Directors or the Committee may adopt not inconsistent with the provisions of the Plan:

    (a) At any time when an optionee is required to pay the Corporation an amount required to be withheld under applicable income tax laws in connection with the exercise of an option which does not qualify as an Incentive Stock Option under Section 422 of the Code, the optionee may elect to have the Corporation retain from the distribution shares of Common Stock to satisfy this obligation in whole or in part (an "Election"). The shares to be withheld shall be valued at 100% of the fair market value of the shares on the date that the amount of tax required to be paid shall be determined (the "Tax Date"). Fair market value of the shares shall equal the mean of the opening and closing trade prices of the shares as reported on the New York Stock Exchange on the Tax Date, or, if no trading in the shares occurs on the Tax Date, on the immediately preceding trading date.

    (b) Each election must be made prior to the Tax Date. The Board or the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, may limit the amount of any Election, may provide at the time of grant with respect to any option that the right to make Elections shall not apply to such option and may make rules concerning the required information to be included in any Election. An Election is irrevocable.

    (c) The Election may be made in an amount equal to the amount of tax required by law to be withheld with respect to the option exercise. Any fractional share withholding amount must be paid in cash.

    (d) If an optionee makes an Election and the optionee's Tax Date is deferred for six months from the date of exercise of the option, the optionee will initially receive the full amount of the shares, but will be unconditionally obligated to surrender to the Corporation on the Tax Date the proper number of shares to satisfy the withholding obligation, plus cash for any remainder of the withholding obligation including any fractional shares withholding amount.

    (e) Optionees who are "officers" or "directors" of the Corporation, as those terms are used in Section 16(b) of the Exchange Act, may only make an Election in compliance with the rules established by the Board or the Committee to comply with Section 16(b).

                                                                      EXHIBIT C

                                SUPERVALU INC.

                           LONG-TERM INCENTIVE PLAN

SECTION I. ESTABLISHMENT

  On February 12, 1992, the Board of Directors of SUPERVALU INC. (the "Company"), upon recommendation by the Compensation and Stock Option Committee (the "Committee"), approved an incentive plan for executives as described herein, which plan shall be known as the "SUPERVALU INC. Long-Term Incentive Plan" (the "Plan"). The Plan shall be submitted for approval by the stockholders of the Company at the 1992 annual meeting of stockholders. The Plan shall be effective as of February 12, 1992, subject to its approval by the stockholders of the Company, and no shares shall be issued pursuant to the Plan until after the Plan has been approved by the stockholders of the Company.

SECTION II. PURPOSE

  The purpose of the Plan is to advance the interests of the Company and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and progress of the business. The Plan is further intended to provide such employees with an opportunity to increase their ownership of the Company's common stock with the increased personal interest in the long-term success of the business that such stock ownership can produce.

SECTION III. ADMINISTRATION

  3.1 Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation ("Rule 16b-3"). All members of the Committee shall be members of the Board of Directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3. To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (such statute, as it may be amended from time to time and all proposed, temporary or final Treasury Regulations promulgated thereunder shall be referred to as the "Code"), the Committee administering the Plan shall be composed solely of "outside directors" within the meaning of Section 162(m) of the Code.

  3.2 Power and Authority of the Committee. The Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to, or Award (as defined below in Section 4.2) made under, the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to, or Award made under, the Plan shall be
(x) within the sole discretion of the Committee, (y) may be made at any time and (z) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, holders of Awards, and their legal representatives and beneficiaries, and employees of the Company or of any "Affiliate" of the Company. For purposes of the Plan and any instrument or agreement relating to, or Award made under, the Plan, the term "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee in its sole discretion.

  3.3 Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its power to amend the Plan as provided in
Section XI hereof and shall not delegate its power to make determinations regarding officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

SECTION IV. ELIGIBILITY AND PARTICIPATION

  4.1 Eligibility. The Plan is unfunded and is maintained by the Company for a select group of management or highly compensated employees. In order to be eligible to participate in the Plan, an employee of the Company or of its Affiliates must be selected by the Committee. In determining the employees who will participate in the Plan, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. A director of the Company or of an Affiliate who is not also an employee of the Company or an Affiliate shall not be eligible to participate in the Plan.

  4.2 Participation. The Committee shall determine the employees to be granted an award opportunity (the "Award"), the amount of each Award, the time or times when Awards will be made, the period of time over which such Awards are intended to be earned, and all other terms and conditions of each Award. The provisions of the Awards need not be the same with respect to any recipient of an Award (the "Participant") or with respect to different Participants. The Committee's decision to approve an Award to an employee in any year shall not require the Committee to approve a similar Award or any Award at all to that employee or any other employee or person at any future date. The Company and the Committee shall not have any obligation for uniformity of treatment of any person, including, but not limited to, Participants and their legal representatives and beneficiaries and employees of the Company or of any Affiliate of the Company.

  4.3 Award Agreement. Any employee selected for participation by the Committee shall, as a condition of participation, execute and return to the Committee a written agreement setting forth the terms and conditions of the Award (the "Award Agreement"). A separate Award Agreement will be entered into between the Company and each Participant for each Award.

  4.4 Employment. In the absence of any specific agreement to the contrary, no Award to a Participant under the Plan shall affect any right of the Company, or of any Affiliate of the Company, to terminate, with or without cause, the Participant's employment at any time.

SECTION V. SHARES SUBJECT TO THE PLAN

  5.1 Shares Subject to Plan. Subject to adjustment as provided in Section 5.3 hereof, the maximum number of shares or units equivalent to shares with respect to which Awards may be granted under the Plan shall not exceed in the aggregate 750,000 shares (the "Shares") of the Company's Common Stock, $1.00 par value (the "Common Stock"). The payment of cash dividends or dividend equivalents in conjunction with an Award shall not be counted against the Shares available for grant. Shares to be issued pursuant to the Plan shall be made available from treasury, from authorized but unissued shares of Common Stock, or from shares reacquired by the Company, including shares purchased in the open market. For purposes of this Section V, the maximum number of Shares to which an Award relates shall be counted on the date such Award was made against the aggregate number of Shares available for grant under the Plan.

  5.2 Reacquired Shares. If any Shares to which an Award relates are forfeited, or if an Award is otherwise canceled or terminated or expires without delivery of the maximum number of Shares (or cash for the maximum number of Shares) to which such Award relates, then the number of Shares with respect to such Award, to the extent of any such forfeiture, cancellation, termination or expiration, shall again be available for grant under the Plan.

  5.3 Adjustments Upon Chances In Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, combination, split-up, spin-off, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may make such adjustments, if any, as it may deem appropriate in the aggregate number of and class of Shares (or other securities or other property) issuable pursuant to
Section 5.1 and pursuant to any outstanding Award under the Plan. The Committee's determination of such adjustments shall be final, binding and conclusive.

SECTION VI. AWARDS

  6.1 General. The Committee shall determine the Award or Awards to be made to each Participant, and each Award shall be subject to the terms and conditions of the Plan and the applicable Award Agreement. An Award may be made in the form of Shares or in the form of units equivalent to Shares (the "Stock Units"). Awards may be granted singly or in combination, or in addition to, in tandem with or in substitution for any grants or rights under any employee or compensation plan of the Company or of any Affiliate. All or part of an Award may be subject to conditions and forfeiture provisions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company or an Affiliate, achievement of specific business objectives, and other measurement of individual, business unit or Company performance.

  6.2 Award of Shares. If an Award is granted in the form of Shares, certificates representing the Shares shall be issued in the name of the Participant, but may be retained in the custody of the Company and may be legended to indicate restriction on transferability ("Restricted Stock") until the Participant has met designated performance and/or length of employment requirements, if any, and the determination of the number of Shares, if any, that are to be forfeited pursuant to the terms of the Award is made. Until such time as all restrictions are removed, Restricted Stock shall not be transferable.

  6.3 Award of Stock Units. If an Award is granted in the form of Stock Units, no certificates shall be issued with respect to such Stock Units, but the Company shall maintain a bookkeeping account in the name of the Participant to which the Stock Units shall relate. Each Stock Unit shall represent the right to receive a payment of one Share, or cash of equivalent value to the "fair market value" of the Company's Common Stock at the time payment is made, or a continuing Stock Unit, or other Awards, or a combination thereof, with such restrictions and conditions as the Committee may determine in its sole discretion, including, but not limited to, the restriction of such Shares as Restricted Stock. For purposes of the Plan, "fair market value" shall be determined by such methods or procedures as may be established from time to time by the Committee in its sole discretion.

  6.4 Voting Rights, Dividends and Dividend Equivalents. The Committee, in its sole discretion, may provide that Awards of Shares may contain voting rights and may earn dividends and that any Award may earn dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the

Participant. Any crediting of dividend or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish in its sole discretion, including reinvestment in additional shares or share equivalents.

  6.5 Payment of Awards. Payment of Awards may be made at such times, with such restrictions and conditions, and in such forms (cash, stock, including Restricted Stock, Stock Units, other Awards, or combinations thereof) as the Committee in its sole discretion may determine at the time of grant of the Awards.

  6.6 Securities Matters. No Shares shall be issued under the Plan prior to such time as counsel to the Company shall have determined that the issuance and delivery of such Shares will not violate any federal or state securities or other laws. Participants may be required by the Company, as a condition to the grant of an Award or the issuance of Shares under the Plan, to agree in writing that all Shares to be acquired pursuant to the Plan shall be held for his or her own account without a view to any further distribution thereof, that the certificates for the Shares shall bear an appropriate legend to that effect, and that such Shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any Award or the payment of any Award under the Plan in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any Shares to be issued under the Plan or to effect similar compliance under any state law. If Shares are traded on a securities exchange, the Company shall not be required to deliver to the Participant certificates representing any Shares unless and until such Shares have been admitted for trading on such securities exchange.

  6.7 Qualified Performance-Based Compensation. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (hereinafter referred to as a "Performance-Based Award(s)"). Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance-Based Awards made to any Participant under the Plan:

    (a) Any Performance-Based Award shall be null and void and have no effect whatsoever unless these amendments to the Plan, to the extent required by the Code, shall have been approved by the stockholders of the Company at the 1997 annual meeting of stockholders.

    (b) For purposes of Section 162(m) of the Code, the only employees eligible to receive Performance-Based Awards shall be the employee's identified in Section 4.1 hereof.

    (c) The right to obtain Restricted Stock or the right to have a Stock Unit become payable in any fashion pursuant to a Performance-Based Award shall be determined solely on account of the attainment of one or more preestablished, objective performance goals for a performance period selected by the Committee at the time of the grant of the Performance-Based Award. Such goals shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole: stock price, market share, sales, earnings per share, profitability targets as measured by return ratios, cumulative total return to shareholders, consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, and cash flow, for the applicable performance period based on absolute Company or business unit performance and/or performance as compared to a pre-selected peer group of companies or external financial index, all as computed in accordance with generally accepted accounting principles as in effect from time to time and as applied by the Company in the preparation of its financial statements and subject to such other special rules and conditions as the Committee may establish at any time ending on or before the 90th day of the applicable performance period. The foregoing shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

    (d) The maximum number of Shares, whether or not in the form of Restricted Stock, which may be issued to any Participant pursuant to any Performance-Based Award in any calendar year period beginning with the period commencing January 1, 1997, shall not exceed 50,000 shares (subject to adjustment as provided for in Section 5.3).

    (e) Not later than 90 days after the beginning of each performance period selected by the Committee for a Performance-Based Award, it shall:

      (i) designate all Participants for such performance period; and

      (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the business criteria set forth herein.

    (f) Following the close of each performance period and prior to payment of any amount to any Participant under a Performance-Based Award, the Committee must certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

    (g) Each of the foregoing provisions and all of the other terms and conditions of the Plan as it applies to any Performance-Based Award shall be interpreted in such a fashion so as to qualify all compensation paid thereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION VII. TERMINATION OF EMPLOYMENT

  Each Award Agreement shall include provisions governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with the Company or an Affiliate.

SECTION VIII. CHANGE IN CONTROL

  Notwithstanding any other provision in the Plan to the contrary, at the time of the grant of an Award, the Committee may determine to include provisions in such Award providing that upon the occurrence of a "Change in Control," (i) all outstanding Awards (including Restricted Stock and Stock Units) shall immediately become fully vested (which, in the case of any Award which is subject to the achievement of designated performance objectives during a designated performance period, shall mean vested as if all such performance objectives had been achieved at the 100% award level at the end of such performance period) and (ii) all restrictions, conditions and limitations on all Awards (including Restricted Stock and Stock Units) which are outstanding at the time of such "Change in Control" or become outstanding by virtue of the operation of clause (i) hereof shall immediately lapse, provided that the provisions of clauses (i) and (ii) may be subject to such restrictions, conditions and limitations as the Committee may determine at the time of grant of the Award as set forth in the Award Agreement relating thereto.

  For purposes of the Plan, "Change in Control" shall mean any of the following events:

    1. The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its Affiliates, or any employee benefit plan of the Company and/or one or more of its Affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as hereinafter defined); or

    2. Individuals who, as of February 12, 1992, constitute the Board of Directors of the Company (generally the "Directors" and, as of February 12, 1992, the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to February 12, 1992 whose nomination for election was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director; or

    3. The approval by the stockholders of the Company of a reorganization, merger, consolidation, liquidation or dissolution of the Company or of the sale (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company other than a reorganization, merger, consolidation, liquidation, dissolution or sale approved in advance by a vote of at least three-quarters of the Continuing Directors; or

    4. The first purchase under any tender offer or exchange offer (other than an offer by the Company or any of its Affiliates) pursuant to which shares of the Company's Common Stock are purchased; or

    5. At least a majority of the Continuing Directors determine in their sole discretion that there has been a Chance in control of the Company.

SECTION IX. NON-TRANSFERABILITY

  Except as otherwise determined by the Committee or set forth in the applicable Award Agreement, no Restricted Stock or Stock Unit, and no right under such Restricted Stock or Stock Unit, shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved. Each right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's legal representatives.

SECTION X. TAXES

  In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or part of the federal and state taxes to be withheld or collected upon receipt or payment of (or the lapse of restrictions relating to) an Award, the Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes or (b) delivering to the Company shares of Common Stock other than the shares issuable upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes.

SECTION XI. AMENDMENT AND TERMINATION

  11.1 Term of Plan. Unless the Plan shall have been discontinued or terminated as provided in Section 11.2 hereof, the Plan shall terminate on February 11, 2002. No Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

  11.2 Amendments to Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

    (a) would cause Rule 16b-3 to become unavailable with respect to the
  Plan: or

    (b) would violate the rules or regulations of any securities exchange that are applicable to the Company.

  11.3 Amendments to Awards. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may waive any condition of, or rights of the Company under, any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

  11.4 Correction of Defects, Omissions and Inconsistencies. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION XII. MISCELLANEOUS

  12.1 Governing Law. The Plan and any Award Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Minnesota.

  12.2 Severability. If any provision of the Plan, any Award or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, any Award or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, the Award or the Award Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan, any such Award or any such Award Agreement shall remain in full force and effect.

  12.3 No Trust or Fund Created. Neither the Plan nor any Award or Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or of any Affiliate.

  12.4 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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                                                                  LOGO
                                                            Printed with soy
                                                             based inks on
                                                                recycled
                                       paper containing at least 10% fibers from
                                                           paper recycled by
                                                               consumers.

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                                SUPERVALU INC.
                 JUNE 26, 1997 ANNUAL MEETING OF STOCKHOLDERS
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The stockholder(s) named on this card hereby appoint Michael W. Wright and
Teresa H. Johnson, and each of them, as their proxy, with power of substitution to vote at the Annual Meeting as directed below. The proxies may also vote, in their discretion, upon all other matters that may properly come before the Meeting, or any adjournment or adjournments thereof. The shares will be voted as if the stockholder(s) were personally present at the meeting. All former proxies are revoked. IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED AS RECOMMENDED BY THE DIRECTORS.
 . VOTING BY MAIL. If you wish to vote by mailing this proxy, please sign, mark, date and return it in the enclosed postage-paid envelope.
 . VOTING BY TELEPHONE. If you wish to vote by telephone, please follow the instructions on the reverse side; if you vote by telephone you do not need to return this proxy card. NOTE: If you wish to abstain from voting, or choose to vote some proposals in favor and others against the Board of Directors' recommendation, you must do so by signing the proxy card and returning it in the postage-paid envelope provided.
 . SUPERVALU EMPLOYEES. If you are a current or former employee of SUPERVALU and have an interest in Common Stock through a SUPERVALU employee benefit plan, your interest as of May 7, 1997 is shown on this card. Your vote will provide voting instructions to the Trustees of the plans. If no instructions are given, the Trustees will vote the shares pursuant to the terms of the plans.
 PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM.
---------------------------------------------------------------------------
 COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE.

 --------------------------------------------
 --------------------------------------------
 --------------------------------------------
 I PLAN TO ATTEND THE ANNUAL MEETING      [_]
 NUMBER OF STOCKHOLDERS ATTENDING         [_]
 If you choose to vote your proxy by
 telephone, please DO NOT hang up until you
 have been prompted and have replied
 regarding your attendance at the Annual
 Meeting.
---------------------------------------------------------------------------
                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
--------------------------------------------------------------------------------
                           . Fold and Detach here .

                                SUPERVALU INC.
                 JUNE 26, 1997 ANNUAL MEETING OF STOCKHOLDERS

                         MINNEAPOLIS CONVENTION CENTER
                           1301 SECOND AVENUE SOUTH
                             MINNEAPOLIS, MN 55403

  Free parking for the Annual Meeting of Stockholders is available in the Plaza Parking Ramp and the Orchestra Hall Ramp. Upon entering either ramp, take a parking ticket, sign your name on the back and tell the attendant you are attending SUPERVALU's Annual Meeting. The Annual Meeting will begin at 10:30 a.m. in Ballroom A in the Minneapolis Convention Center. Refreshments will be available before and after the Annual Meeting in Ballroom B.

                            [AREA MAP APPEARS HERE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              --------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                            ITEMS 1, 2, 3, 4, AND 5
              --------------------------------------------------

  IF YOU VOTE BY TELEPHONE AS INSTRUCTED BELOW, THERE IS NO NEED TO MAIL BACK
                               YOUR PROXY CARD.

  [X] Please mark your votes like this

ITEM 1. ELECTION OF DIRECTORS
        Nominees: Lawrence A. Del Santo,
        William A. Hodder and Harriet Perlmutter

        FOR   WITHHELD
        ALL   FOR ALL
        [_]     [_]

        WITHHELD FOR: (Write nominee name(s) in the space provided)

        -----------------------------------------------------------------------

ITEM 2. RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 3. AMENDMENT TO THE SUPERVALU 1993 STOCK PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 4. AMENDMENT TO THE SUPERVALU 1983 EMPLOYEE STOCK OPTION PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 5. AMENDMENT TO THE SUPERVALU LONG-TERM INCENTIVE PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL IN
                                    ITEM 6
------------------------------------------------------------------------------

ITEM 6. STOCKHOLDER PROPOSAL--PREFERRED SHARE PURCHASE RIGHTS

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

Signature(s) ___________________________________________________ Date __________
NOTE: Please date and sign exactly as name appears, indicating, if appropriate, official position or capacity. If co-owners, both should sign.


--------------------------------------------------------------------------------
                           . Fold and Detach here .

     IF YOU WISH TO VOTE BY TELEPHONE PLEASE FOLLOW THE INSTRUCTIONS BELOW

We encourage you to take advantage of this convenient way to vote your Stock for matters to be considered at the 1997 Annual Meeting of Stockholders of SUPERVALU INC. If you wish to vote all proposals FOR or AGAINST the Board of Directors' recommendation, please use the automated telephone voting system.

NOTE: If you wish to abstain from voting, or choose to vote some proposals in favor and others against the Board of Directors' recommendation, you must do so by signing the proxy card and returning it in the postage-paid envelope provided.

 . Have your proxy card in hand.

 . Using a touch-tone telephone, dial 1-800-240-6326, 24 hours a day, 7 days a week.

 . When prompted, enter the three digit company number located on the proxy card above your name and address.

 . When prompted, enter your seven digit NUMERICAL Personal Identification
  Number (PIN) that follows the company number. DO NOT ENTER the ALPHABETICAL character.

 . If you enter an invalid PIN, you will be prompted to re-enter your PIN. You will have three opportunities to enter the correct PIN before the telephone system will end the call.

 . When prompted, press "1" to vote all proposals FOR the Board of Directors' recommendations. Pressing "1" will result in a "YES" vote on proposals 1, 2, 3, 4 and 5, and a "NO" vote on proposal 6.

                                      OR

 Press "9" to vote all proposals AGAINST the Board of Directors' recommendations. Pressing "9" will result in a "NO" vote on proposals 1, 2, 3, 4 and 5, and a "YES" vote on proposal 6.

 . When prompted
  --Press "1" if you plan to attend the Annual Meeting or --Press "9" if you will not be attending the Annual Meeting

 . A recorded voice will confirm your vote has been cast as you directed and end the phone call.

                 YOU DO NOT HAVE TO MAIL BACK YOUR PROXY CARD
                  YOUR VOTE HAS BEEN RECORDED ELECTRONICALLY.

The deadline for electronic voting by telephone is 11:59 p.m. (CDT), Tuesday, June 24, 1997.

                             THANK YOU FOR VOTING

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 SUPERVALU INC.

                  JUNE 26, 1997 ANNUAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

  The stockholder(s) named on this card hereby appoint Michael W. Wright and Teresa H. Johnson, and each of them, as their proxy, with power of substitution to vote at the Annual Meeting as directed below. The proxies may also vote, in their discretion, upon all other matters that may properly come before the Meeting, or any adjournment or adjournments thereof. The shares will be voted as if the stockholder(s) were personally present at the meeting. All former proxies are revoked. IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED AS RECOMMENDED BY THE DIRECTORS.

  PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM.
---------------------------------------------------------------------------
 COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE.

 ------------------------------------------
 ------------------------------------------
 ------------------------------------------
 I PLAN TO ATTEND THE ANNUAL MEETING    [_]
 NUMBER OF STOCKHOLDERS ATTENDING       [_]
---------------------------------------------------------------------------
                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               --------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                            ITEMS 1, 2, 3, 4, AND 5
               --------------------------------------------------

  [X] Please mark your votes like this

ITEM 1. ELECTION OF DIRECTORS
        Nominees: Lawrence A. Del Santo,
        William A. Hodder and Harriet Perlmutter

        FOR   WITHHELD
        ALL   FOR ALL
        [_]     [_]

        WITHHELD FOR: (Write nominee name(s) in the space provided)

        ----------------------------------------------------------------------

ITEM 2. RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 3. AMENDMENT TO THE SUPERVALU 1993 STOCK PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 4. AMENDMENT TO THE SUPERVALU 1983 EMPLOYEE STOCK OPTION PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

ITEM 5. AMENDMENT TO THE SUPERVALU LONG-TERM INCENTIVE PLAN

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL IN
                                     ITEM 6
--------------------------------------------------------------------------------

ITEM 6. STOCKHOLDER PROPOSAL--PREFERRED SHARE PURCHASE RIGHTS

        FOR   AGAINST   ABSTAIN
        [_]     [_]       [_]

Signature(s) __________________________________________________ Date ___________
NOTE: Please date and sign exactly as name appears, indicating, if appropriate, official position or capacity. If co-owners, both should sign.

--------------------------------------------------------------------------------